                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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     |_|  Preliminary Proxy Statement
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                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

       -------------------------------------------------------------------
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                                       -2-

                                         Del
                                         Global
                       [GRAPHIC OMITTED] Technologies
                                         Corp.
                          DEL GLOBAL TECHNOLOGIES CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 20, 2007

To the Stockholders:

      NOTICE IS HEREBY  GIVEN  that the  Annual  Meeting  of  Stockholders  (the
"Meeting")  of DEL  GLOBAL  TECHNOLOGIES  CORP.,  a New  York  corporation  (the
"Company"),  will be held at the offices of Del Global Technologies Corp., 11550
West King Street, Franklin Park, Illinois 60131 on Tuesday, March 20, 2007 at 10
a.m.,  central time, or at any  adjournment  or  postponement  thereof,  for the following purposes:

            1.    To elect  four (4)  members of the board of  directors  of the
                  Company (the  "Board") to serve until the next annual  meeting of  shareholders  and until  their  successors  have been duly elected and qualify;

            2.    To approve the Company's 2007 Incentive Stock Plan;

            3.    To  ratify  the  appointment  of  BDO  Seidman,   LLP  as  our
                  independent  registered public accountants for the fiscal year ending July 31, 2007; and

            4.    To transact  such other  business  as may  properly be brought before the Meeting or any adjournment or postponement thereof.

      These   proposals  are  more  fully   described  in  the  proxy  statement
accompanying this notice.  The Company's Board recommends that you vote FOR each of these  proposals.  The Meeting may be  postponed or canceled by action of the
Board upon public  notice given prior to the time  previously  scheduled for the
Meeting or adjourned by action of the chairman of the Meeting. Only shareholders of record at the close of business on February  14, 2007 are entitled to vote at the Meeting.

      All  shareholders  are cordially  invited to attend the Meeting in person.
However,  to ensure your  representation at the Meeting,  you are urged to mark, sign,  date and return the  enclosed  proxy card as  promptly as possible in the postage-prepaid  envelope  enclosed.  Any shareholder  attending the Meeting may vote in person even if such  shareholder  has  returned a proxy,  as long as the shares are held in the  shareholder's  name or the brokerage firm, bank or other holder of record acting as the shareholder's  nominee confirms the shareholder's ownership  in writing.  A list of  shareholders  entitled to vote at the Meeting will be  available  for  inspection  at our  offices.  If you have  any  further questions  concerning the Meeting or any of the proposals,  please contact James
A. Risher at (847) 288-7000.

                                    By Order of the Board of Directors

                                    /s/ James A. Risher
                                    ------------------------------
                                    James A. Risher
                                    President and Chief Executive Officer
Franklin Park, Illinois
Dated: February 26, 2007

                                      -3-

                          DEL GLOBAL TECHNOLOGIES CORP.
                             11550 WEST KING STREET
                          FRANKLIN PARK, ILLINOIS 60131
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 26, 2007
                                ----------------

                                  INTRODUCTION

      This Proxy  Statement is being  furnished to  shareholders by the Board of
Directors  of  DEL  GLOBAL  TECHNOLOGIES  CORP.,  a New  York  corporation  (the
"Company"),   in  connection  with  the  solicitation  of  the  proxies  in  the accompanying  form for use at the 2007  Annual  Meeting of  Stockholders  of the
Company  (the  "Meeting")  to be held at the offices of Del Global  Technologies
Corp., 11550 West King Street,  Franklin Park, Illinois 60131 on Tuesday,  March
20,  2007 at 10  a.m.,  central  time,  or at any  adjournment  or  postponement thereof.

      The date of this Proxy  Statement is February 26,  2007,  the  approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

                               GENERAL INFORMATION

      PLACE AND TIME.  The  Meeting  will be held at the offices of Del Global
Technologies  Corp., 11550 West King Street,  Franklin Park, Illinois 60131 on
Tuesday, March 20, 2007 at 10 a.m., central time,

      RECORD DATE AND VOTING. The Board of Directors fixed the close of business on Wednesday,  February 14, 2007, as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters  presented at the Meeting.  Such shareholders will be entitled to one vote for each share held on each matter  submitted  to a vote at the  Meeting.  On the  Record  Date,  there  were  12,027,378  shares  of the
Company's Common Stock,  $0.10 par value per share (the "Common Stock"),  issued and  outstanding,  each of which is  entitled  to one vote on each  matter to be voted upon. Stockholders may vote in person or by proxy.

      PURPOSES  OF THE  MEETING.  The purpose of the Meeting is to vote upon (i)
the election of four (4) directors  for the ensuing  year;  (ii) the approval of the  Company's  2007  Incentive  Stock  Plan;  (iii)  the  ratification  of  the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending July 31,  2007;  and (iv) such other  business as may properly  be brought  before the  Meeting and any  adjournment  or  postponement thereof.

      QUORUM. The required quorum for the transaction of business at the Meeting is a majority  of the votes  eligible  to be cast by holders of shares of Common
Stock issued and  outstanding  on the Record Date.  Shares that are voted "FOR,"
"AGAINST"  or  "WITHHELD  FROM" a matter  are  treated  as being  present at the
Meeting for  purposes of  establishing  a quorum and are also  treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

      ABSTENTIONS  AND BROKER  NON-VOTES.  Broker  "non-votes" and the shares of
Common  Stock as to which a  shareholder  abstains  are included for purposes of determining  whether a quorum of shares of Common Stock is present at a meeting.
A broker "non-vote" occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting  power  with  respect  to that  item and has not received  instructions from the beneficial owner. Neither broker "non-votes" nor abstentions are included in the tabulation of the voting results on the election of directors or issues  requiring  approval of a majority of the Votes Cast and, therefore,  they  do not  have  the  effect  of  votes  in  opposition  in  such tabulations.

      VOTING OF  PROXIES.  The Board of  Directors  of the Company is asking for your proxy.  Giving the Board of Directors  your proxy means you authorize it to vote your shares at the Meeting in the manner you direct.  You may vote for all, some or none of the  director  nominees.  You may also vote for or  against  the other proposals or abstain from voting.  All valid proxies received prior to the
Meeting  will be voted.  All shares  represented  by a proxy will be voted,  and where a shareholder specifies by means of the proxy a choice with respect to any matter  to be acted  upon,  the  shares  will be voted  in  accordance  with the specification  so made. If no choice is indicated on the proxy,  the shares will be voted FOR the Company's four (4) director  nominees,  FOR the approval of the
Company's 2007 Incentive Stock Plan, FOR the  ratification of the appointment of
BDO Seidman, LLP as the Company's independent  registered public accountants for the fiscal year ending July 31, 2007 and as the proxy  holders may  determine in their discretion with respect to any other matters that properly come before the
Meeting.  A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the
Company a written  instrument that revokes the proxy or a validly executed proxy with a later  date,  or by  attending  the  Meeting  and voting in  person.  The directors  receiving a plurality of Votes Cast will be elected to fill the seats of our Board of Directors.  The affirmative vote of a majority of the Votes Cast is  required  to  approve  the  2007  Incentive  Stock  Plan and to  ratify  the appointment of the independent  registered public accountants.  As of the Record
Date,  there were  12,027,378  shares of the  Company's  Common Stock issued and outstanding.  The  form of  proxy  accompanying  this  Proxy  Statement  confers discretionary  authority upon the named  proxyholders with respect to amendments or variations to the matters  identified in the  accompanying  Notice of Meeting and with  respect  to any other  matters  which may  properly  come  before  the
Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters  expected to come before the
Meeting which are not referred to in the accompanying Notice of Annual Meeting.

      ATTENDANCE  AT THE  MEETING.  Only  holders of Common  Stock,  their proxy holders and the Company's invited guests may attend the Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such

                                      -2-

as a stockbroker, you must bring proof of your ownership and identification with a photo at the  Meeting.  For  example,  you could  bring an  account  statement showing that you beneficially  owned shares of Common Stock of the Company as of the Record Date as acceptable proof of ownership.

      COSTS OF SOLICITATION. The cost of soliciting proxies will be borne by the
Company.  Such costs  include the  reasonable  expenses of  brokerage  firms and others for forwarding the proxy materials to beneficial  owners of Common Stock.
In  addition  to  solicitation  by  mail,  solicitation  may be made by  certain directors,  officers  and  employees of the Company,  or firms  specializing  in solicitation;  and  may be made in  person  or by  telephone  or  telegraph.  No additional compensation will be paid to any director, officer or employee of the
Company for such solicitation.

      CERTAIN FINANCIAL INFORMATION.  Please take note that the Company's Annual
Report on Form 10-K for the fiscal  year ended July 29,  2006 (the "2006  Annual
Report")  (without  exhibits)  and Amendment No. 1 thereto filed on November 22,
2006 (the "2006  Amendment")  (without  exhibits)  are enclosed  with this Proxy
Statement.

      ANY  SHAREHOLDER  OF THE COMPANY MAY OBTAIN  WITHOUT  CHARGE COPIES OF THE
2006 ANNUAL REPORT AND THE 2006  AMENDMENT,  INCLUDING  THE COMPANY'S  CERTIFIED
FINANCIAL STATEMENTS AND ANY EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION (THE "COMMISSION"), BY WRITING TO THE CORPORATE SECRETARY, DEL GLOBAL
TECHNOLOGIES CORP., 11550 WEST KING STREET, FRANKLIN PARK, ILLINOIS 60131.

                                      -3-

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

      The Board is presently  comprised of four (4) directors,  all of whom were elected at the Company's  Annual Meeting of Stockholders  held on June 13, 2006.
Unless otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company.  Directors must be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Directors elected at the Meeting will serve until the next
Annual Meeting of Stockholders of the Company and until their  successors  shall be duly elected and qualify. Each of the nominees currently serves as a director of the  Company.  The  terms of office of the  current  directors  expire at the
Meeting and when their successors are duly elected and qualify.  The Company has no reason to believe  that any of the  nominees  will be unable or  unwilling to serve as a  director,  if  elected.  Should  any of the  nominees  not  remain a candidate for election at the date of the Meeting,  the Proxies will be voted in favor of those  nominees who remain  candidates  and may be voted for substitute nominees  selected  by the Board of  Directors.  The Board of  Directors  has no
reason to believe  that any nominee  listed below will be unwilling or unable to serve as director of the Company.

INFORMATION WITH RESPECT TO NOMINEES

      The names and ages of each nominee for  director of the  Company,  each of their  principal  occupations  at  present  and for the past  five (5) years and certain other information about each of the nominees are set forth below:

         Name           Age   All Offices With the Company(1)    Director Since
----------------------- ---  ---------------------------------- ----------------
Gerald M. Czarnecki     67   Director                                 2003
James R. Henderson      49   Chairman of the Board and Director       2003
General Merrill A.      71   Director                                 2005
McPeak
James A. Risher         64   Director, President and Chief            2005
                             Executive Officer

(1) See also the "Committee Membership" chart included in this Proxy Statement.

      GERALD M. CZARNECKI has been a member of the Company's  Board of Directors since June 3, 2003. He has served as the Chairman of The Deltennium Corporation, a privately held holding company ("Deltennium"), since November 1995. Deltennium operates  as a holding  company for various  operating  businesses  of which Mr.
Czarnecki is the principal  shareholder,  including Deltennium Capital,  Inc., a venture capital firm.  Prior to forming  Deltennium,  Mr.  Czarnecki had a broad career as a corporate  executive  including  serving as Chairman & CEO of Honfed
Bank, a multi-billion  dollar bank;  President of UNC Inc., a manufacturing  and services  company in the aviation  industry;  and Senior Vice President of Human
Resources and  Administration of IBM, the world's largest computer company.  Mr.
Czarnecki is a frequent speaker and seminar leader on a broad range of corporate governance issues and serves on a number of corporate boards. He has served as a

                                      -4-

member of the Board of Directors  and  Chairman of the Audit  Committee of State
Farm  Insurance  Companies  since  1998;  and serves as a member of the Board of
Directors and Lead Director of Software Interational, Inc. He is Chairman of the
Board of Directors of the National Association of Corporate  Directors,  Florida
Chapter and is Chairman  of The  National  Leadership  Institute,  a  non-profit
organization   committed  to  improving  non-profit   Leadership  and  Corporate
Governance.  Mr. Czarnecki has a B.S. in Economics from Temple University and an
M.A. in Economics from Michigan State University.

      JAMES R.  HENDERSON has been a member of the Company's  Board of Directors since  November  20,  2003 and  Chairman of the Board  since May 12,  2005.  Mr.
Henderson has served as a Vice President of Steel  Partners,  Ltd., a management and advisory company, since March 2002. Mr. Henderson served as a Vice President of Steel  Partners  Services,  Ltd.  from August 1999  through  March 2002.  Mr.
Henderson has served as President and Chief  Operating  Officer of  WebFinancial
Corporation   ("WebFinancial"),   which,  through  its  operating  subsidiaries,
operates in niche banking  markets,  since November 2003 and as Chief  Operating
Officer and  Director  since June 2005.  He has also served as a director of the
WebBank  subsidiary of WebFinancial,  an FDIC insured,  State of Utah Industrial
Loan Corporation  since March 2000, as Acting Chief Executive Officer of WebBank
from  November  2004 until May 2005 and as  Chairman of WebBank  since  November
2004. He has also served as President of Gateway Industries, Inc., a provider of database development and website design and development services, since December
2001. Mr. Henderson has served as a director of SL Industries,  Inc. ("SLI"),  a manufacturer  and marketer of power and data quality  systems and  equipment for industrial, medical, aerospace and consumer applications since January 2002. Mr.
Henderson  has  served as a director  of BNS  Corporation  since June 2004.  Mr.
Henderson  served as a director of ECC  International  Corp., a manufacturer and marketer of computer  controlled  simulators  for training  personnel to perform maintenance  and operation  procedures on military  weapons,  from December 1999 until September 2003, and as acting Chief Executive Officer from July 2002 until
March 2003. From January 2001 to August 2001, Mr.  Henderson served as President of MDM  Technologies,  Inc., a direct mail and marketing  company.  From 1996 to
July  1999,  Mr.  Henderson  was  employed  in  various   positions  with  Aydin
Corporation,  which included a tenure as President and Chief  Operating  Officer from October 1998 to June 1999. Prior to his employment with Aydin  Corporation,
Mr.  Henderson  was  employed  as  an  executive  with  UNISYS  Corporation,  an
e-business  solutions  provider.  Mr. Henderson earned a B.S. in Accounting from the University of Scranton.

      GENERAL  MERRILL  A.  MCPEAK has been a member of the  Company's  Board of
Directors since April 27, 2005. General McPeak has served as President of McPeak
& Associates,  a management  consulting firm he founded in 1995. He was Chief of
Staff,  United States Air Force,  from  November  1990 to October 1994,  when he retired.  He is Chairman  of the Board of  Ethicspoint,  Inc.  and a director of several other private  companies.  He also serves as a director of  Quintessence
Photonics  Inc.,  a designer and  manufacturer  of high  brightness,  high power semiconductor lasers, GigaBeam Corporation,  a supplier of high performance high availability  fiber-speed  wireless  communication,  Mathstar,  a  designer  and marketer  of  specialized  semiconductor  integrated  circuits,  and  CenterSpan
Communications,   a   provider   of   communications   infrastructure   enabling
peer-to-peer  content  exchange.  He  received  a  bachelor  of arts  degree  in

                                      -5-

economics  from San  Diego  State  College  and a master  of  science  degree in international relations from George Washington University.

      JAMES A.  RISHER  has been a member of the  Company's  Board of  Directors since April 27, 2005. On July 22, 2006, Mr. Risher became the Interim  President and CEO of Del Global.  On August 31, 2006 Mr.  Risher  became the President and
CEO of the Company.  Mr.  Risher has been the Managing  Partner of Lumina Group,
LLC, a private  company  engaged in the business of consulting  and investing in small and mid-size  companies,  since 1998.  From February 2001 to May 2002, Mr.
Risher  served as  Chairman  and Chief  Executive  Officer of  BlueStar  Battery
Systems  International,  Inc., a Canadian  public  company that is an e-commerce distributor  of  electrical  and  electronic  products  to  selected  automotive aftermarket  segments and targeted  industrial  markets.  From 1986 to 1998, Mr.
Risher  served as a director,  Chief  Executive  Officer and  President of Exide
Electronics Group, Inc. ("Exide"),  a global leader in the uninterruptible power supply industry.  He also served as Chairman of Exide from December 1997 to July
1998.  Mr.  Risher has also been a director of SLI since May 2003 and a director of New Century Equity Holdings Corp., a holding company seeking to acquire a new business, since October 2004.

      During  the  Company's  fiscal  year  ended  July 29,  2006,  the Board of
Directors held 21 regularly scheduled and special meetings.  During this period, all of the directors  attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of  Directors  and the total number of meetings held by all  committees of the Board of Directors on which each such director  served (during the periods  during which such director  served on such committee).

      Each  director  is  expected to make  reasonable  efforts to attend  Board meetings,  meetings  of  committees  of which such  director is a member and the
Annual Meeting of Stockholders.  Four (4) board members attended the 2006 Annual
Meeting of Stockholders.

      The Company has three standing committees: the Audit Committee (the "Audit
Committee"),  the  Compensation  and Stock Option  Committee (the  "Compensation
Committee"),  and the  Nominating  and  Governance  Committee  (the  "Nominating
Committee").  Each of these  committees  has a written  charter  approved by the
Board of  Directors.  On February 14, 2006,  the Board of Directors  amended the
Audit  Committee  Charter to comply with the  Marketplace  Rules of the National
Association of Securities Dealers,  Inc. ("NASD"). A copy of each charter can be
found   under   the   "Investor   Relations"   section   of   our   website   at
WWW.DELGLOBAL.COM.

      The members of the committees are identified in the following table.

                             COMMITTEE MEMBERSHIP

                                                Compensation
                                                  and Stock      Nominating
                                                   Option      and Governance
            Director           Audit Committee    Committee       Committee
            --------                 ---------    ---------       ---------
   GERALD M. CZARNECKI              CHAIR             X               X

   JAMES R. HENDERSON                                 X             CHAIR

   GENERAL MERRILL A. McPEAK          X             CHAIR             X

   JAMES A. RISHER

                                      -6-

      The Audit Committee is responsible for reviewing the financial information which will be  provided  to  shareholders  and  others,  the systems of internal controls,  which  management  and the Board of Directors have  established,  the performance and selection of independent  auditors,  and the Company's audit and financial  reporting  processes.  The Audit Committee held 8 meetings during the last fiscal year. The Board of Directors has determined that Mr. Czarnecki is an
"audit committee  financial expert" as defined in Item 407(d) of Regulation S-K.
Although  the  Company  is  currently  not listed on any  exchange,  each of Mr.
Czarnecki  and the  other  member  of the  Audit  Committee  is an  "independent director" as defined in Rule 4200 of the Marketplace Rules of NASDAQ.

      The basic  responsibility  of the Compensation  Committee is to review the performance  and  development  of  management in achieving  corporate  goals and objectives and to ensure that the Company's  senior  executives are  compensated effectively  in a manner  consistent  with the Company's  strategy,  competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the  Compensation  Committee  oversees all of the  Company's  compensation, equity and employee  benefit plans and payments,  including the Company's Option
Plan (as defined herein).  This committee held 2 meetings during the last fiscal year. Although the Company is not listed on any exchange, each of the members of the Compensation  Committee is an "independent director" as defined in Rule 4200 of the  Marketplace  Rules of NASDAQ,  and an "outside  director"  as defined in
Section  162(m) of the Internal  Revenue Code of 1986, as amended (the "Internal
Revenue Code").

      The Nominating Committee is responsible for recommending to the full Board of Directors  candidates for election to the Board of Directors.  This committee held one meeting during the last fiscal year. The Nominating Committee considers nominees  proposed by shareholders.  To recommend a prospective  nominee for the
Nominating Committee's consideration, shareholders should submit the candidate's name and  qualifications to the corporate  secretary in writing to the following address:  Del Global Technologies Corp., 11550 West King Street,  Franklin Park,
Illinois  60131,  Attn:  James A. Risher,  with a copy to the Company's  General
Counsel at the following  address:  Olshan  Grundman Frome  Rosenzweig & Wolosky
LLP, Park Avenue Tower,  65 East 55th Street,  New York,  New York 10022,  Attn:
Jeffrey  Spindler,  Esq.  Each  member  of  this  committee  is an  "independent director" as defined in Rule 4200 of the Marketplace Rules of NASDAQ.

      In  considering  Board  candidates,  the Nominating  Committee  takes into consideration  the  Company's  Corporate  Governance  Guidelines,  the Company's
policy  regarding  shareholder  recommended  director  candidates,  as set forth above,  and all other  factors  that it deems  appropriate,  including,  but not limited to, the individual's  independence,  character,  education,  experience, knowledge and skills. The Nominating Committee will also consider: the extent of the individual's experience in business, education or public service; his or her ability to bring a desired range of skills,  diverse perspectives and experience to the Board;  and whether the individual  possesses high ethical  standards,  a strong  sense of  professionalism  and is capable of serving  the  interests  of

                                      -7-

shareholders.   In  addition  to   reviewing  a   candidate's   background   and
accomplishments, candidates for director nominees are reviewed in the context of the current  composition  of the Board and the evolving  needs of the  Company's businesses.  It is the  Board's  policy that at all times at least a majority of its members meet the standards of  independence  promulgated by the NASD and the
SEC  and  as  set  forth  in  the  Company's  Corporate  Governance  Guidelines.
Additionally,  the  Nominating  Committee  will consider the number of boards on which the candidate  already serves when assessing whether the candidate has the appropriate time to devote to Board service.

      Except as set forth above,  the  Nominating  Committee  does not currently have a formal  policy  regarding  the  handling  or  consideration  of  director candidate  recommendations received from a shareholder,  or a formal process for
identifying   and  evaluating   nominees  for  directors   (including   nominees
recommended by shareholders).  These issues will be considered by the Committee, which will then make a recommendation to the Board.

      DIRECTOR COMPENSATION

      Board compensation consists generally of the following:

      o     Each  non-employee  director  will  receive  an annual  retainer  of
            $20,000, which is up from $16,000 for fiscal yaer 2006;

      o     Each non-employee  director will receive an additional fee of $1,000
            per  each  full  length   Board   meeting   attended   (with  lesser
            compensation for telephonic meetings, at the discretion of the chair of the Board or committee, as applicable);

      o     Each non-employee  member of each standing  committee will receive a fee of $500 per each full-length  committee  meeting  attended;  and
            $250 for shorter duration committee meetings attended;

      o     Chairs of the Board and the various standing  committees,  excepting the Audit  Committee,  will receive  double meeting fees. In lieu of the  foregoing,  the Chair of the Audit  Committee  will  receive an additional $1,000 per Audit Committee meeting;

      o     In addition to the above  meeting  fees,  the  Chairman of the Board receives $750 per each day other than Board  meeting days,  where he or she  spends  more than half of such day  working  at the  Company facilities; and

      o     Each  non-employee  member of the Board receives a one-time grant of
            25,000  options to purchase  the  Company's  Common  Stock,  with an exercise  price equal to the fair market value on the date of grant.
            Effective  June 13,  2006,  directors  additionally  receive  annual grants  of 10,000  options  commencing  after  their  first  year of service as a director.  The Chairman of the Audit Committee receives an  additional  grant of 2,500  options.  The  Chairman of the Stock
            Option and  Compensation  Committee  receives an additional grant of
            1,500  options.  The  Chairman  of  the  Governance  and  Nominating
            Committee  receives an additional grant of 1,000 options (as long as such person is not the Chair of any other  committee  of the Board).
            The  Chairman  of the Board  receives an  additional  grant of 5,000 options.

                                      -8-

      From July 30, 2005 through July 29, 2006, non-employee directors were paid quarterly retainers,  at a rate of $16,000 per annum for serving on the Board of
Directors.  Directors who are also Company employees receive no compensation for serving as directors.

      There were no options  granted to non-employee  directors  during the last fiscal year, except for the following option grants:

      (i)       12,500 options to purchase the Company's Common Stock granted to
                Gerald M.  Czarnecki  on June 13,  2006 with an  exercise  price equal to $2.26.

      (ii)      16,000 options to purchase the Company's Common Stock granted to
                James Henderson on June 13, 2006 with an exercise price equal to
                $2.26.

      (iii)     11,500 options to purchase the Company's Common Stock granted to
                General  Merrill  A.  McPeak on June 13,  2006 with an  exercise price equal to $2.26.

      RECOMMENDATION

      THE  COMPANY'S  BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE ELECTION
OF EACH OF THESE NOMINEES.

               PROPOSAL II--APPROVAL OF 2007 INCENTIVE STOCK PLAN

      On February 22, 2007, the Board of Directors adopted resolutions approving and authorizing,  subject to stockholder  approval,  the proposed 2007 Incentive
Stock Plan (the "Plan"). Stockholders are being asked to approve the Plan. As of the Record  Date,  we have not granted any options to purchase  shares of Common
Stock under the Plan.

      The following is a summary of the principal features of the Plan. However, the following  summary is qualified in its entirety by the specific  language of the Plan, a copy of which is attached hereto as Exhibit A and a copy of which is available  to any  shareholder  upon  written  request to the  Secretary  of the
Company.

PURPOSE

The purpose of the Plan is to serve as an incentive,  to retain in the employ of and as directors, officers,  consultants,  advisors and employees to the Company and any  Subsidiary of the Company,  within the meaning of Section 424(f) of the
United States Internal Revenue Code of 1986, as amended (the "Code"), persons of
training,   experience  and  ability,   to  attract  new  directors,   officers,
consultants,  advisors and employees whose services are considered valuable,  to encourage the sense of  proprietorship  and to stimulate the active  interest of such persons in the  development  and  financial  success of the Company and its
Subsidiaries.

ADMINISTRATION

The Plan,  if approved,  will be  administered  by a committee  appointed by the
Board of Directors,  consisting of two or more outside,  non-employee  directors
(the "Committee"). The Committee will have full power and authority to designate recipients of options (as defined in the Plan) and restricted  stock (as defined in the Plan) under the Plan and to  determine  the terms and  conditions  of the
respective   option  and  restricted  stock  agreements  and  to  interpret  the provisions and supervise the administration of the Plan. The Committee will also have the  authority to designate  which  options  granted under the Plan will be incentive  options  (as  defined  in the Plan) and which  shall be  nonqualified options (as defined in the Plan).

                                      -9-

ELIGIBILITY

Options  and  restricted  stock  may be  granted  under  the Plan to  directors, officers  and  employees  of the Company,  as well as  consultants  who meet the
eligibility   requirements  of  Rule  701  under  the  Securities  Act  of  1933
(collectively,  the  "Participants").  Incentive  options may only be granted to employees of the Company and any subsidiary. In selecting Participants under the
Plan,  and in  determining  the number of shares to be covered by each option or shares of restricted stock granted to  Participants,  the Committee may consider any factors it deems  relevant,  including  the office or  position  held by the
Participant or the Participant's  relationship to the Company, the Participant's degree of  responsibility  for and contribution to the growth and success of the
Company or any subsidiary,  the Participant's length of service,  promotions and potential.

STOCK RESERVED FOR THE PLAN

A total of 1,000,000  shares of the  Company's  Common Stock shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options granted  under the Plan to any  individual in any calendar year shall not exceed
200,000  shares and the method of  counting  such  shares  shall  conform to any requirements  applicable to performance-based  compensation under Section 162(m)
of the Code if qualification  as  performance-based  compensation  under Section
162(m) of the Code is intended.  The shares of Common Stock  subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any subsidiary of the Company, and such amount of shares of Common Stock shall be and is hereby reserved for such purpose.

TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be subject to the following  conditions and shall contain such additional terms and conditions,  not  inconsistent  with the terms of the Plan.

      (a)  OPTION  PRICE.  The  purchase  price of each  share of  Common  Stock purchasable  under an incentive  option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the fair market value (as in the Plan) of such share of Common  Stock on the date the  option is  granted;
provided,  however,  that with  respect  to an  optionee  who,  at the time such incentive  option is granted,  owns more than 10% of the total  combined  voting power of all classes of stock of the Company or of any subsidiary,  the purchase price per share of Common  Stock shall be at least 110% of the fair market value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable  under a nonqualified  option shall not be less than
100% of the fair  market  value of such  share of  Common  Stock on the date the option is granted.

      (b) OPTION TERM. The term of each option is fixed by the Committee, but no option  under the Plan is  exercisable  more than ten years  after the date such option is granted and in the case of an incentive  option granted to an optionee who, at the time such  incentive  option is  granted,  owns more than 10% of the total  combined  voting  power of all  classes of stock of the Company or of any

                                      -10-

subsidiary,  no such incentive  option shall be exercisable more than five years after the date such incentive option is granted.

      (c) EXERCISABILITY. Options shall be exercisable at such time or times and subject to such terms and  conditions as shall be determined by the Committee at the time of grant; provided,  however, that in the absence of any option vesting periods designated by the Committee at the time of grant, options shall vest and become  exercisable  as to  one-quarter of the total amount of shares subject to the option on each of the first,  second,  third and fourth anniversaries of the date of grant; and provided  further that no options shall be exercisable  until such time as any vesting limitation  required by Section 16 of the Exchange Act, and related rules,  shall be satisfied if such limitation  shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

      (d) NON-TRANSFERABILITY  OF OPTIONS.  Options are not transferable and may be exercised  solely by the  optionee  during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a nonqualified  option  to (i) a trust for the  benefit  of the  optionee,  (ii) a member of the optionee's immediate family (or a trust for his or her benefit) or
(iii) pursuant to a domestic  relations order. Any attempt to transfer,  assign, pledge or  otherwise  dispose  of, or to subject  to  execution,  attachment  or similar process, any option contrary to the provisions of the Plan shall be void and ineffective and shall give no right to the purported transferee.

      (e) TERMINATION BY DEATH. Unless otherwise determined by the Committee, if any  optionee's  employment  with or  service to the  Company or any  subsidiary terminates by reason of death,  the option may  thereafter be exercised,  to the extent then  exercisable  (or on such  accelerated  basis as the Committee shall determine at or after grant),  by the legal  representative  of the estate or by the legatee of the optionee under the will of the optionee,  for a period of one
(1) year after the date of such death (or, if later, such time as the option may be exercised  pursuant to Section 14(d) of the Plan) or until the  expiration of the stated term of such option as provided under the Plan,  whichever  period is shorter.

      (f) TERMINATION BY REASON OF DISABILITY.  Unless  otherwise  determined by the Committee,  if any optionee's  employment  with or service to the Company or any  subsidiary  terminates  by reason of total and  permanent  disability,  any option held by such optionee may  thereafter be exercised,  to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after  three  (3)  months  after  the  date  of such  termination  of employment  or service  (or, if later,  such time as the option may be exercised pursuant to Section  14(d) of the Plan) or the  expiration of the stated term of such  option,  whichever  period is shorter;  PROVIDED,  HOWEVER,  that,  if the optionee dies within such three (3) month period, any unexercised option held by such  optionee  shall  thereafter be  exercisable  to the extent to which it was exercisable  at the time of death for a period of one (1) year after the date of such death (or, if later,  such time as the option may be exercised  pursuant to
Section  14(d) of the Plan) or for the  stated  term of such  option,  whichever period is shorter.

                                      -11-

      (g) TERMINATION BY REASON OF RETIREMENT.  Unless  otherwise  determined by the Committee,  if any optionee's  employment  with or service to the Company or any subsidiary terminates by reason of normal or early retirement (as such terms are defined in the Plan),  any option held by such  optionee may  thereafter  be exercised to the extent it was exercisable at the time of such retirement (or on such accelerated basis as the Committee shall determine at or after grant),  but may not be exercised  after three (3) months after the date of such  termination of employment (or, if later, such time as the option may be exercised  otherwise pursuant  to the Plan) or service or the  expiration  of the stated term of such option, whichever date is earlier; provided, however, that, if the optionee dies within such three (3) month period, any unexercised option held by such optionee shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of  death,  for a period of one (1) year  after the date of such  death
(or, if later,  such time as the option may be exercised  otherwise  pursuant to the Plan) or for the stated term of such option, whichever period is shorter.

      (h) OTHER TERMINATION.  Unless otherwise  determined by the Committee upon grant,  if any  optionee's  employment  with or  service  to the  Company or any subsidiary  terminates for any reason other than death,  disability or normal or early retirement, the option shall thereupon terminate,  except that the portion of any option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of thirty (30) days after the date of termination or the balance of such option's term if the optionee's employment or service with the Company or any  subsidiary  or affiliate is  terminated  by the
Company  or such  subsidiary  without  cause  (the  determination  as to whether termination  was for  cause to be made by the  Committee).  The  transfer  of an optionee  from the  employ of or  service  to the  Company  to the  employ of or service to a subsidiary,  or vice versa,  or from one subsidiary to another,  is not deemed to constitute a termination  of employment or service for purposes of the Plan.

TERMS AND CONDITIONS OF RESTRICTED STOCK

Restricted  stock may be granted under this Plan aside from,  or in  association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions  (including  provisions relating to the acceleration of vesting of restricted  stock upon a change of control),  not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      (a)  GRANTEE  RIGHTS.  A  grantee  shall  have no  rights  to an  award of restricted  stock unless and until  grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.

      (b)  FORFEITABILITY,  NON-TRANSFERABILITY  OF RESTRICTED STOCK.  Shares of
restricted  stock are forfeitable  until the terms of the restricted stock grant have been satisfied.  Shares of restricted Stock are not transferable  until the date on which the Committee has specified such restrictions have lapsed.  Unless otherwise provided by the Committee at or after grant, distributions in the form of additional  shares or property in respect of shares of restricted stock shall be subject to the same restrictions as such shares of restricted stock.

                                      -12-

      (c)  CHANGE OF  CONTROL.  Upon the  occurrence  of a change in control (as defined in the Plan),  the Committee may  accelerate  the vesting of outstanding restricted  stock,  in whole or in part, as determined by the Committee,  in its sole discretion.

      (d)  TERMINATION  OF  EMPLOYMENT.   Unless  otherwise  determined  by  the
Committee at or after grant,  in the event the Grantee  ceases to be an employee or otherwise  associated  with the Company for any other  reason,  all shares of restricted  stock  theretofore  awarded  to  him  which  are  still  subject  to restrictions shall be forfeited and the Company shall have the right to complete the blank stock  power.  The  Committee  may  provide  (on or after  grant) that restrictions  or forfeiture  conditions  relating to shares of restricted  stock will be waived in whole or in part in the event of  termination  resulting  from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock.

TERM OF PLAN

No option or shares of restricted stock shall be granted pursuant to the Plan on or after the date that is ten years  from the  effective  date of the Plan,  but options or shares of restricted stock theretofore granted may extend beyond that date.

CAPITAL CHANGE OF THE COMPANY

In the event of any  merger,  reorganization,  consolidation,  recapitalization, stock  dividend,  or other change in corporate  structure  affecting  the Common
Stock,  the Committee shall make an appropriate and equitable  adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares  subject to  outstanding  options  granted  under the
Plan, to the end that after such event each  optionee's  proportionate  interest shall  be  maintained  (to  the  extent  possible)  as  immediately  before  the occurrence of such event. The Committee shall, to the extent feasible, make such other  adjustments  as may be required  under the tax laws so that any incentive options  previously  granted shall not be deemed  modified within the meaning of
Section 424(h) of the Code.  Appropriate  adjustments  shall also be made in the case of outstanding restricted stock granted under the Plan.

TAXES

      (a) The  Company  may make  such  provisions  as it may deem  appropriate, consistent  with  applicable  law, in connection  with any options or restricted stock  granted  under  the Plan with  respect  to the  withholding  of any taxes
(including income or employment taxes) or any other tax matters.

      (b) If any grantee,  in  connection  with the  acquisition  of  restricted stock, makes the election permitted under Section 83(b) of the Code (that is, an election  to  include  in gross  income  in the  year of  transfer  the  amounts specified  in Section  83(b)),  such  grantee  shall  notify the  Company of the election with the Internal Revenue Service pursuant to regulations  issued under the authority of Code Section 83(b).

                                      -13-

      (c) If any grantee  shall make any  disposition  of shares of Common Stock issued pursuant to the exercise of an incentive  option under the  circumstances described  in Section  421(b) of the Code  (relating  to  certain  disqualifying dispositions),  such grantee shall notify the Company of such disposition within ten (10) days.

AMENDMENT AND TERMINATION

The Board may amend,  suspend,  or terminate the Plan,  except that no amendment shall be made that would impair the rights of any  Participant  under any option or restricted stock theretofore granted without the Participant's  consent,  and except  that no  amendment  shall be made  which,  without  the  approval of the stockholders of the Company would:

      (a) materially  increase the number of shares that may be issued under the
Plan, except as otherwise provided in the Plan;

      (b) materially  increase the benefits  accruing to the Participants  under the Plan;

      (c) materially modify the requirements as to eligibility for participation in the Plan;

      (d) decrease the exercise  price of an incentive  option to less than 100%
of the fair market value per share of Common Stock on the date of grant  thereof or the  exercise  price of a  nonqualified  option to less than 100% of the fair market value per share of Common Stock on the date of grant thereof; or

      (e) extend the term of any option beyond that provided for in the Plan.

The  approval of the Plan  requires  the  affirmative  vote of a majority of the
Votes Cast on the proposal at the Meeting.

      RECOMMENDATION

      THE COMPANY'S  BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE 2007 INCENTIVE STOCK PLAN.

    PROPOSAL III--RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE
     COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR
                              ENDING JULY 31, 2007

      The Board of  Directors  has  retained  BDO  Seidman,  LLP as  independent registered public accountants to report on the consolidated financial statements of the Company  for the fiscal  year  ending  July 31, 2007 and to perform  such other  services as may be required of them.  The Board of Directors has directed
that  management  submit  the  appointment  of  independent   registered  public
accountants   for   ratification  by  the   stockholders   at  the  Meeting.   A
representative  of BDO  Seidman,  LLP is expected to be present at the  Meeting,

                                      -14-

will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate stockholder questions.  The affirmative vote of a majority of the Votes Cast will constitute ratification.

      RECOMMENDATION

      THE COMPANY'S BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE RATIFICATION
OF BDO SEIDMAN, LLP AS THE COMPANY'S  INDEPENDENT  REGISTERED PUBLIC ACCOUNTANTS
FOR THE FISCAL YEAR ENDING JULY 31, 2007.

MANAGEMENT

ADDITIONAL EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS OR
DIRECTOR NOMINEES

      MARK A. ZORKO, 54, has served as our Chief Financial  Officer since August
30,  2006.  He has also  served as CFO  Partner  at Tatum CFO  Partners,  LLP, a professional services firm where he has held financial leadership positions with public and private  client  companies.  From 1996 to 1999,  Mr.  Zorko was Chief
Financial  Officer and Chief  Information  Officer for Network  Services  Co., a
privately  held  distribution   company.  His  prior  experience  includes  Vice
President,  Chief Financial Officer and Secretary of Comptronix  Corporation,  a
publicly held electronic systems manufacturing company, corporate controller for
Zenith Data Systems Corporation, a computer manufacturing and retail electronics company,  and finance  manager  positions with  Honeywell,  Inc. Mr. Zorko was a senior  staff  consultant  with Arthur  Andersen & Co. Mr.  Zorko  served in the
Marine Corps.  from 1970 to 1973.  He currently  serves as a director and chairs the audit committee for Software  International,  Inc. Mr. Zorko is on the audit committee for Opportunity Int'l, a microenterprise development organization, and on the operations  review  committee for St. Alexius Medical  Center.  Mr. Zorko earned a BS degree in Accounting from The Ohio State University, an MBA from the
University of Minnesota, and completed the FEI's Chief Financial Officer program at Harvard  University.  He is a certified public accountant and a member of the
National Association of Corporate Directors.

      MARK A KOCH, 48, served as our Treasurer and Principal  Accounting Officer from  August 24, 2004 and our  Secretary  from  September  17,  2004,  until his resignation  from all positions held with the Company on October 30, 2006. Prior to his  appointment  as Treasurer and  Principal  Accounting  Officer,  Mr. Koch
served as our Corporate Controller and Assistant Secretary since February 2003.

                                      -15-

                             CORPORATE GOVERNANCE

      Our  business,  property  and  affairs  are  managed  by, or are under the direction  of,  the  Board  of  Directors  pursuant  to the  New  York  Business
Corporation Law and our by-laws and certificate of incorporation. Members of the
Board of Directors are kept informed of our business  through  discussions  with
James A. Risher, our Chief Executive Officer and President, and with key members of management,  by reviewing  materials provided to them and by participating in meetings of the Board of Directors and its committees.

      The Company  maintains a corporate  governance  page on its website  which includes key information about its corporate governance  initiatives,  including the Company's  Corporate  Governance  Guidelines,  Code of Business  Conduct and
Ethics and charters for the Audit  Committee,  the Stock Option and Compensation
Committee and the Nominating and Corporate  Governance Committee of the Board of
Directors.  The corporate governance page can be found at WWW.DELGLOBAL.COM,  by clicking on "Investor Relations," and then "Corporate Governance."

      The Company's  policies and  practices  are  compliant  with the corporate governance  requirements  of the  Sarbanes-Oxley  Act  of  2002.  The  Company's
initiatives have included:

      o   The  Board  of  Directors  has  adopted  clear  corporate   governance
          policies;

      o   A majority of the board members are independent of the Company and its management;

      o   All members of the standing board  committees -- the Audit  Committee, the  Compensation  Committee,  and  the  Nominating  Committee  -- are
          independent;

      o   The  independent  members  of the Board of  Directors  meet  regularly without the presence of management;

      o   The  charters  of  the  board  committees   clearly   establish  their
          respective roles and responsibilities;

      o   The Company's  employees  have received  training on, and affirmed the
          Company's Code of Business Conduct and Ethics;

      o   The Chairman of the Company's Audit Committee  serves as the Company's
          Compliance  Officer and monitors a hotline  available to all employees for reporting business abuses,  including the anonymous  submission of employee  complaints on  accounting,  internal  controls,  or auditing matters;

      o   The Company has adopted a code of ethics that applies to its principal executive officer and all members of its finance department, including the principal financial officer and principal accounting officer; and

                                      -16-

      o   The Company has an outsourced  internal  audit  control  function that maintains  critical  oversight  over the key areas of its business and financial  processes  and  controls,  and  meets  regularly  with  the
          Company's Audit Committee without the presence of management.

                                      -17-

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information concerning beneficial ownership of Common Stock of the Company by each person or entity  (including  any "Group"
as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934,
as amended  (the  "Exchange  Act")),  known by the Company to be the  beneficial owner of more than five percent of its outstanding  Common Stock. The percentage ownership of each  beneficial  owner is based upon  12,027,378  shares of Common
Stock issued and  outstanding as of February 20, 2007, plus shares issuable upon exercise of options,  warrants or convertible securities  (exercisable within 60 days after said date) that are held by such person or entity, but not those held by any other person or entity. The information  presented in this table is based upon  the most  recent  filings  with the  Commission  by such  persons  or upon information otherwise provided by such persons to the Company.  Unless otherwise indicated,  the address for each  beneficial  holder is 11550 West King  Street,
Franklin Park, Illinois 60131.

     Name and address             Amount and nature of
   Of beneficial owner          beneficial ownership(1)       percent of class
   -------------------          -----------------------       ----------------
Benson Associates LLC                 1,159,163(2)                   9.6%
111 SW 5th, Suite 2130
Portland, OR  97204

Royce & Associates LLC                  501,810(3)                   4.1%
1414 Avenue of the Americas
New York, NY  10019

Warren G. Lichtenstein                1,867,062(4)                  15.5%
c/o Steel Partners II, L.P.
590 Madison Avenue
32nd Floor
New York, NY  10022

Wells Fargo & Company                 1,068,557(5)                   8.9%
420 Montgomery Street
San Francisco, CA  94104

Wellington Management Co.               971,481(6)                   8.1%
LLP
75 State Street
Boston, MA  02109

                                      -18-

Samuel P. Sporn                       1,166,666(7)                   9.7%(7)
c/o Schoengold & Sporn,
P.C.
19 Fulton Street, Suite 406
New York, NY  10038

Francis Capital                         771,056(8)                   6.4%
Management, LLC
429 Santa Monica
Boulevard, Suite 320
Santa Monica, CA 90401

----------------------------------
(1) Unless otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned by him or it.

(2) According to information  contained in a Schedule 13G/A dated March 5, 2003,
Benson  Associates,  LLC ("Benson"),  an investment advisor registered under the
Investment  Advisors Act of 1940 ("Investment  Act"), is the beneficial owner of
1,159,163 shares of Common Stock. In its role as investment advisor,  Benson has sole  power to vote and  dispose  of the  shares of Common  Stock but  disclaims beneficial ownership of such shares owned by it in a fiduciary capacity.

(3)  According to  information  contained  in Amendment  No. 4 to a Schedule 13G dated February 9, 2006 Royce & Associates,  LLC ("Royce"), an investment advisor registered  under the Investment Act, is the beneficial  owner of 501,810 shares of Common Stock. In its role as investment advisor, Royce has sole power to vote and dispose of the shares of Common Stock owned by Royce.

(4) According to information  contained in a Form 4 dated April 22, 2005,  Steel
Partners II, L.P., a Delaware limited partnership ("Steel Partners"),  Warren G.
Lichtenstein,  and Steel Partners, LLC, a Delaware limited liability corporation
("Partners LLC") collectively is the beneficial owner of 1,838,416 shares of our
Common  Stock.  Partners  LLC is the  general  partner  of Steel  Partners.  Mr.
Lichtenstein is the sole executive  officer and managing member of Partners LLC.
By  virtue  of  his  positions   with  Steel  Partners  and  Partners  LLC,  Mr.
Lichtenstein  has the sole power to vote and dispose of the 1,838,416  shares of our  Common  Stock  owned by Steel  Partners  and  Partners  LLC.  According  to information  contained in an amendment to Schedule 13D filed on a Schedule 13D/A dated October 16, 2003 filed jointly by Steel  Partners,  Mr.  Lichtenstein  and
WebFinancial    Corporation,    a   Delaware    corporation    ("WebFinancial"),
(collectively,  the "Group"), WebFinancial has sole power to vote and dispose of
28,646 shares of our Common Stock. Mr.  Lichtenstein is also the Chief Executive
Officer and director of WebFinancial  Corporation.  Mr.  Lichtenstein  disclaims beneficial ownership of the 28,646 shares owned by WebFinancial.

(5)  According to  information  contained  in Amendment  No. 5 to a Schedule 13G dated  December  31, 2006,  Wells Fargo & Company  ("Wells  Fargo"),  the parent
company  of  Wells  Capital  Management   Incorporated  ("Wells  Capital"),   an
investment  adviser  registered  under the  Investment  Act,  may be deemed  the beneficial owner of 1,068,557 shares of Common Stock of the Company. In its role as investment advisor, Wells Fargo has sole power to vote as to 1,001,757 shares of our Common Stock and sole power to dispose of 1,068,557  shares of our Common
Stock.

(6)  According to  information  contained  in Amendment  No. 6 to a Schedule 13G dated December 31, 2006, Wellington  Management Company, LLP ("Wellington"),  an
investment  advisor  registered  under the  Investment  Act,  may be deemed  the beneficial  owner of 971,481  shares of Common Stock of the Company.  Clients of
Wellington  are  the  owners  of  record  of  the  shares  held  by  Wellington.
Accordingly,  in its role as investment advisor,  Wellington has shared power to

                                      -19-

vote as to  680,458  of our  Common  Stock and  shared  power to  dispose of all
971,481 shares of our Common Stock owned by Wellington.

(7) According to public record, as described below, Mr. Sporn  beneficially owns
1,166,666 shares. However, the Company believes that Mr. Sporn has sold all or a significant portion of these shares and has not filed a report of such sale with the  Commission.  According  to  information  contained  in a Schedule 13D dated
January  21,  2003,  Schoengold  &  Sporn,  P.C.  ("Schoengold"),   a  New  York
professional  corporation,  engaged in the  practice  of law,  may be deemed the beneficial  owner of 833,333  shares of Common Stock.  Messrs.  Samuel P. Sporn,
Joel P. Laitman and Christopher  Lometti are attorneys with Schoengold.  None of
Messrs. Sporn, Laitman or Lometti beneficially own any shares or have individual power to vote or dispose or direct the  disposition  of the shares of our Common
Stock owned by Schoengold.  Accordingly, Schoengold has sole power to direct the vote and sole power to dispose  or direct the  disposition  of the shares of our
Common Stock owned by Schoengold.  The beneficial  ownership of Schoengold  also includes a warrant to purchase 333,333 shares of our Common Stock.

(8) According to information contained in a Schedule 13G dated February 2, 2007,
Francis Capital Management, LLC, a California limited liability company ("FCM"),
FCM, in its capacity as investment  adviser to two pooled  investment  vehicles,
Catalysis  Partners,  LLC  ("Catalysis  LLC"),  a California  limited  liability company  and  Catalysis  Partners,  Ltd.  ("Catalysis  Ltd." and  together  with
Catalysis LLC, the "Funds"), a Cayman Islands exempted company, may be deemed to be the  beneficial  owner of  771,056  shares of the Common  Stock  owned by the
Funds,  as in its  capacity as  investment  adviser it has the power to dispose, direct the  disposition of, and vote the shares of the Common Stock owned by the
Funds. Specifically, Catalysis LLC is the record and beneficial owner of 420,954 shares of the Common Stock and Catalysis Ltd. is the record and beneficial owner of 350,102  shares of the Common  Stock.  John P. Francis is a part-owner of FCM and its Managing Member.  As the controlling  person of FCM, he may be deemed to beneficially own 771,056 shares of the Common Stock owned by the Funds. Pursuant to Rule 13d-4  promulgated  under the Securities  Exchange Act of 1934,  John P.
Francis disclaims beneficial ownership of the securities owned by the Funds.

                                      -20-

                SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth information concerning beneficial ownership of Common Stock of the Company by (i) each director; (ii) each executive officer of the Company (as  identified in the Summary  Compensation  table) and (iii) by all directors and executive  officers of the Company as a group.  The percentage ownership of each  beneficial  owner is based upon  12,027,378  shares of Common
Stock issued and  outstanding as of February 20, 2007, plus shares issuable upon exercise of options,  warrants or convertible securities  (exercisable within 60 days after said date) that are held by such person or entity, but not those held by any other person or entity. The information  presented in this table is based upon  the most  recent  filings  with the  Commission  by such  persons  or upon information otherwise provided by such persons to the Company.  Unless otherwise indicated,  the address for each  beneficial  holder is 11550 West King  Street,
Franklin Park, Illinois 60131.

       Name and address          Amount and nature of
     of beneficial owner       beneficial ownership(1)     Percent of Class
     -------------------       -----------------------     ----------------
Walter F. Schneider(4)                133,500(2)                 1.1%
Mark A. Koch(5)                        12,500(2)                   *
Mark A. Zorko                          15,000(2)                   *
Gerald  M. Czarnecki                   39,725(2)                   *
James A. Risher                        15,000(2)                   *
James R. Henderson                     35,250(2)(3)                *
Merrill McPeak                         30,375(2)                   *
Edgar J. Smith, Jr.(6)                 29,300(2)                   *
All Directors and Named               310,650(2)                 2.6%
Executive Officers as a group
(8 persons)
----------------------------------
*   Represents less than 1% of the outstanding shares of our Common Stock

(1) Unless otherwise noted,  each director and executive officer has sole voting and investment  power with respect to the shares shown as beneficially  owned by him.

(2) Includes  shares of our Common Stock which may be acquired upon the exercise of stock  options  which are presently  exercisable  or will become  exercisable within 60 days of February 20, 2007, in the following amounts:  Mark A. Zorko --
15,000,  Walter F. Schneider -- 133,500, Mark A. Koch -- 10,000, James A. Risher
-- 15,000, Edgar J. Smith, Jr. -- 25,000, Gerald M. Czarnecki -- 28,125, Merrill
A. McPeak --15,375 and James R. Henderson -- 35,250.

(3) Mr.  Henderson is a Vice  President of Steel  Partners,  Ltd.,  an entity of which Warren G. Lichtenstein is an affiliate by virtue of his ownership of Steel
Partners, Ltd. directly and through Steel Partners II, L.P.  (collectively,  the
"Group"), and Mr. Henderson is also the President and Chief Operating Officer of
WebFinancial.  Mr.  Henderson  disclaims  beneficial  ownership of the 1,838,416 shares of our Common Stock collectively owned by the Group and the 28,646 shares of our Common Stock owned by WebFinancial.

(4) Mr. Schneider resigned as Chief Executive Officer of the Company,  effective
July 18, 2006,  and resigned  from the Company's  Board of Directors,  effective
July 21, 2006.

                                      -21-

(5) Mr. Koch resigned as Treasurer and Principal  Accounting Officer,  effective
October 30, 2006.

(6) Mr. Smith, Jr. resigned from the Company's Board of Directors, effective May
3, 2006.

PROCEDURES FOR CONTACTING DIRECTORS

      The  Company  has  adopted  a  procedure  by which  shareholders  may send communications to one or more directors by writing to such director(s) or to the whole Board care of the  Corporate  Secretary,  Del Global  Technologies  Corp.,
11550 West King Street,  Franklin Park,  Illinois 60131. Any such communications will be promptly distributed by the Secretary to such individual  director(s) or to all directors if addressed to the whole Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section  16(a)  of the  Securities  Exchange  Act  of  1934  requires  the
Company's officers and directors, and persons who own more than ten percent of a registered  class  of the  Company's  equity  securities,  to  file  reports  of ownership  on Form 3 and  changes  in  ownership  on  Form 4 or Form 5 with  the
Securities and Exchange Commission (the "Commission").  Such officers, directors and 10%  shareholders  are also  required  by  Commission  rules to furnish  the
Company  with copies of all Section  16(a) forms they file.  Based solely on its review of the copies of such forms  received  by it, or written  representations from certain reporting persons, the Company believes that during the fiscal year ended  July 29,  2006,  there  was  compliance  with all  Section  16(a)  filing requirements applicable to its officers, directors and 10% shareholders,  except that each of Mr. Risher,  Gen. McPeak, Mr. Henderson and Mr. Czarnecki filed one late Form 4 with respect to a stock option grant dated as of June 13, 2006.  The
Company  knows of no failures to file a required  Section  16(a) form during the fiscal year ended July 29, 2006.

                                      -22-

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The current  Chief  Executive  Officer,  James A. Risher,  and the current
Chief  Financial  Officer,  Mark A. Zorko,  became  employees  of the Company in
August  2006 and  accordingly  are not  included  in the  following  table which details compensation for Fiscal 2006 and prior years.

      The following  Summary  Compensation  Table sets forth the compensation of
Walter Schneider,  our former Chief Executive  Officer,  and our other four most highly  compensated  executive  officers  during our fiscal years ended July 29,
2006, July 30, 2005 and July 31, 2004. All of the following  executive  officers were no longer employed by the Company,  as of July 29, 2006, with the exception of Mr. Koch who resigned effective October 30, 2006.

                          SUMMARY COMPENSATION TABLE

                                                                                   Long-term
                                           Annual Compensation                    Compensation
                                           -------------------                    ------------

                                                                                   Securities
                                                                  Other Annual     Underlying     All Other
Name and Principal Position     Year Salary($)    Bonus($)(1)   Compensation($)(2)   Options   Compensation($)
---------------------------     --------------    -----------   ------------------   -------   ---------------
Walter F. Schneider(4)          2006 $300,000       $  --            $10,200            --        $   --
Former President and            2005  284,181        96,000           10,200         100,000(8)       --
Chief Executive Officer         2004  269,365          --             10,200          50,000(5)       --

Mark A. Koch(9)                 2006 $165,000       $  --            $  --          $   --        $   --
Treasurer and Principal         2005  167,366        26,400             --              --            --
Accounting Officer              2004  135,937             0             --              --            --

Thomas V. Gilboy(6)             2006 $ --           $  --            $  --          $   --        $   --
Former Chief Financial          2005   17,084          --               --              --         140,000(10)
Officer                         2004  206,519          --               --              --            --

Edward Ferris(7)                2006 $  --         $   --            $  --          $   --
Former Senior Vice              2005  132,998          --               --              --         499,491(11)
President,                      2004  199,149          --             53,250(3)         --            --
Corporate and
Organizational Development

----------------------------------

(1) The  figures  reported  in the bonus  column  represent  amounts  earned and accrued for each year.

(2) The amounts in this column represent payments on behalf of Messrs. Schneider and Ferris related to company  apartments for their use. Other than as disclosed herein,  the aggregate amount of any perquisites or other personal  benefits for any  individual  executive  officer  was less than  $50,000  or 10% of the total annual salary and bonus for such  officer,  and is therefore not included in the above table.

(3) With regard to Mr. Ferris, fiscal year 2004 amounts include an apportionment of reimbursements of part of the calendar year 2004 tax liability related to the use of the company apartments of $21,300.

                                      -23-

(4) Mr.  Schneider  was  hired  on  September  18,  2000  and was  appointed  as
President,  Medical  Systems Group on April 22, 2002, with an annual base salary of $220,000.  Effective  October 10, 2003, Mr.  Schneider  became  President and
Chief Executive Officer, positions which he held until July 18, 2006.

(5) Includes  nonqualified stock options granted on October 20, 2003. Such stock options become exercisable immediately with an exercise price of $2.10. They are exercisable through October 20, 2013.

(6) Mr. Gilboy was hired as Chief Financial  Officer on February 27, 2001, at an
annual base salary of $180,000.  Mr. Gilboy  resigned from the Company on August
23, 2004.

(7) Mr. Ferris was hired as Senior Vice President,  Corporate and Organizational
Development  on July 1, 2002,  at an annual base salary of $200,000.  Mr. Ferris resigned from the Company on April 1, 2005.

(8) Includes  nonqualified  stock options  granted on April 27, 2005. Such stock options become  exercisable in increments of 25% per year with an exercise price of $2.70. They are exercisable through April 27, 2015.

(9) Mark A. Koch served as the  Company's  Treasurer  and  Principal  Accounting
Officer until October 30, 2006.

(10) Includes $140,000 paid pursuant to a separation agreement and release dated
September 1, 2004 with Thomas Gilboy.

(11) Includes $499,491 paid pursuant to a separation agreement and release dated
September 1, 2004 with Edward Ferris.

      The following  options were granted in the fiscal year ended July 29, 2006 to the executive officers named in the Summary  Compensation Table in this Proxy
Statement:

                      OPTION GRANTS IN LAST FISCAL YEAR

                   Individual Grants
                  ---------------------
                                          % of                                                Potential Realizable Value
                                          Total                                                At Assumed Annual Rates
                                         Options/                                             of Stock Price Appreciation
                      Number of           SARS                                                     for Option Term(3)
                     Securities         Granted to                                            ---------------------------
                     Underlying        Employees in       Exercise or Base
                    Options/SARS          Fiscal           Price Per Share
    Name              Granted #           Year(1)             ($/Sh)(2)        Expiration Date       5%($)     10%($)
    ----              ---------           -------             ---------        ---------------       -----     ------

Walter F. Schneider     --

Mark A. Koch            --

Thomas V. Gilboy        --

Edward Ferris           --

--------------------------------------------------------------------------------
-------------------

(1) Options to  purchase  an  aggregate  of 50,000  shares of Common  Stock were granted to employees  during the fiscal year ended July 29, 2006.  The foregoing total excludes 50,000 options granted to non-employee directors.

(2) The  exercise  price per share of each  option was equal to the quoted  fair market value of the shares of Common Stock on the date of grant.

(3) The potential realizable value is calculated based on the term of the option at its time of grant.  It is  calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate,  compounded annually for the entire term of the option and that the option is  exercised  and sold on the last day of its term  for the  appreciated  stock  price.  The 5% and 10%  rates

                                      -24-

represent  certain  assumed rates of  appreciation  only, in accordance with the rules of the Commission, and do not reflect the Company's estimate or projection of future stock price  performance.  Actual gains,  if any, are dependent on the actual  further  performance  of the shares of Common Stock,  and no gain to the optionee is possible unless the stock price increases over the option term.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES

                                                            Number Of Securities             Value Of Unexercised
                                Shares                     Underlying Unexercised            In-The-Money Options
                               Acquired        Value      Options At FiscalYear-End         At Fiscal Year-End($)(1)
                              On Exercise   Realized      -------------------------------------------------------------
Name                              (#)          ($)        Exercisable    Unexercisable    Exercisable     Unexercisable
                                  ---          ---        -----------    -------------    -----------     -------------

Walter F Schneider                 --           --           158,500           --           $97,400           $ 5,625

Mark A. Koch                       --           --            10,000           --              --                --

Thomas V. Gilboy                   --           --              --             --              --                --

Edward Ferris                      --           --              --             --              --                --

---------------------------

(1)  Difference  between the fair market value of the  underlying  Common Stock,
$2.70, and the exercise price for in-the-money options on July 29, 2006.

                                      -25-

                     EQUITY COMPENSATION PLAN INFORMATION

      The following table provides  information as of July 29, 2006 with respect to our  shares of Common  Stock  that may be issued  under our  existing  equity compensation plans:

                                                                          (a)                                 (c)
                                                                       Number of            (b)            Number of
                                                                    Securities to be     Weighted-         securities
                                                                      issued upon         average          remaining
                                                                      exercise of      exercise price    available for
                                                                      outstanding      of outstanding   future issuance
                                                                        options,         options,         under equity
                                                                        warrants         warrants         compensation
Plan Category                                                          and rights       and rights          plans(1)
-------------                                                          ----------       ----------          --------

EQUITY COMPENSATION PLANS APPROVED BY SECURITY HOLDERS:

Stock Option Plan                                                     1,545,996         $   3.93           425,002

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS:

Warrants issued in settlement of class action lawsuit(2)                940,370         $   1.50         Not applicable

---------------------------
(1) Excludes  securities  to be issued  upon  exercise of  outstanding  options, warrants and rights.

(2) Pursuant to our class action  settlement  with our  shareholders  concerning allegations that the Company had violated federal Securities laws, we issued
    2.5 million shares of our Common Stock and one million  warrants to purchase our Common Stock at $2.00 per share.  The issuance of these  securities  was pursuant to a court order issued in connection  with the  settlement of this class action  lawsuit in January  2002,  and  therefore  was exempt from the registration  requirements of the Securities Act of 1933 pursuant to Section
    3(a) (10) thereof.  These  warrants were  originally  set to expire in March
    2008. In a motion filed in February 2004, a plaintiff  class claimed damages due to Del Global's failure to timely complete a registration  statement for the shares of Common Stock  issuable  upon exercise of these  warrants.  The class sought damages of $1.25 million  together with interest and costs, and a declaration  that $2 million in  subordinated  notes issued as part of the
    2002 class action settlement were immediately due and payable. In settlement of this matter, Del Global modified the exercise,  or "strike," price of the warrants  issued in 2002 from $2.00 to $1.50 per  share,  and  extended  the expiration date of such warrants by one year to March 28, 2009.

                                      -26-

EMPLOYMENT AGREEMENTS

SEPARATION AGREEMENTS WITH CERTAIN FORMER EXECUTIVE OFFICERS.

WALTER F. SCHNEIDER AND MARK A. KOCH

      Walter F. Schneider served as the Company's Chief Executive  Officer until
July 18, 2006.

      Mark A. Koch served as the Company's  Treasurer  and Principal  Accounting
Officer until October 30, 2006.

      On July 18, 2006,  Walter F. Schneider  voluntarily  resigned as President and  Chief  Executive  Officer  of the  Company,  as well as a  director  of the
Company,  effective July 21, 2006. On July 24, 2006, the Company  entered into a
Separation Agreement and General Release dated as July 24, 2006, (the "Schneider
Separation  Agreement")  with  Mr.  Schneider.  This  summary  of the  Schneider
Separation  Agreement  does not  purport  to be  complete  and is subject to and qualified in its entirety by reference to the actual text of such agreement. The
Schneider  Separation  Agreement was filed as Exhibit 99.01 to Company's Current
Report on Form 8-K filed on July 24, 2006.  The Schneider  Separation  Agreement
provides for a payment of one (1) year's base salary  payable  pro-rata  over 12 months by the Company to Mr. Schneider; provided, however, that in the event the
Company  sells  any of its  assets  for cash and such sale  results  in net cash proceeds to the Company of at least $5.0 million,  then the Company shall pay to
Mr. Schneider any balance  outstanding of the severance  payment within ten (10)
days after  receipt by the  Company  of such net cash  proceeds  from such asset sale. Mr. Schneider  agreed to release and discharge the Company,  as more fully described in the Schneider Separation Agreement.

      The Schneider  Separation  Agreement supersedes a certain former Severance
Benefits  Agreement,  dated May 23, 2005,  between the Company and Mr. Schneider except  that the terms and  conditions  of Article  IV of the  former  Severance
Benefits   Agreement   which  concern   obligations   with  respect  to  Company
confidential information and trade secrets, survive and remain in full force and effect.

      The Company entered into a Separation  Agreement and General Release dated as of September 7, 2006, (the "Koch  Separation  Agreement")  with Mark A. Koch, the Company's  former  Principal  Accounting  Officer.  This summary of the Koch
Separation  Agreement  does not  purport  to be  complete  and is subject to and qualified in its entirety by reference to the actual text of such agreement. The
Koch  Separation  Agreement was filed as Exhibit 99.01 to the Company's  Current
Report on Form 8-K filed on September  7, 2006.  The Koch  Separation  Agreement
provides  that Mr.  Koch's last day of  employment  with the Company will be the first  business  day  following  the filing by the  Company  with the SEC of its
Annual  Report on Form 10-K for the fiscal year ending July 29, 2006,  but in no event later than  November 30, 2006,  unless  mutually  agreed in writing by the parties (the "Termination  Date"). The Separation  Agreement also provides for a payment of one (1) year's base  salary  payable  pro-rata  over 12 months by the
Company to Mr. Koch commencing with the first pay-day  following the Termination
Date; provided,  however,  that in the event the Company sells any of its assets or the assets of any of its U.S.  Subsidiaries for cash and such sale results in

                                      -27-

net cash  proceeds  to the  Company of at least $5.0  million,  then the Company shall pay to Mr. Koch any balance  outstanding  of the severance  payment within ten (10) days after  receipt by the Company of such net cash  proceeds from such asset sale. Mr. Koch agreed to release and discharge the Company,  as more fully described  in the Koch  Separation  Agreement.  Pursuant to the Koch  Separation
Agreement,  Mr. Koch's last day of  employment  with the Company was October 30,
2006.

      The Koch  Separation  Agreement  supersedes  a  certain  former  Severance
Benefits Agreement, dated May 23, 2005, between the Company and Mr. Koch, except that the terms and  conditions  of Article IV of the former  Severance  Benefits
Agreement  which  concern  obligations  with  respect  to  Company  confidential information and trade secrets, survive and remain in full force and effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Not applicable.

STOCK   OPTIONS   AND   COMPENSATION    COMMITTEE   INTERLOCKS   AND   INSIDER
PARTICIPATION.

      The  Compensation  Committee  consists of Merrill A.  McPeak as  Chairman,
James A. Risher and James R. Henderson. Other than Mr. Risher, who was appointed
Interim Chief Executive  Officer on July 22, 2006, none of these individuals was at any time  during the fiscal year ended July 29, 2006 or at any other time one of our officers or employees.  None of our executive officers serves as a member of the board of  directors  or the  compensation  committee  of any other entity which has one or more  executive  officers  serving  as a member of our Board of
Directors or Compensation Committee.

                 REPORT OF THE STOCK OPTION AND COMPENSATION
                     COMMITTEE OF THE BOARD OF DIRECTORS

      The Stock  Option and  Compensation  Committee  of the Board of  Directors
generally  determines  our  executive  compensation  policies.   Presently,  the
Compensation  Committee  consists  of Merrill A.  McPeak as  Chairman,  James A.
Risher  and  James  R.  Henderson.  After  evaluating  our  performance  and the performance of our executive officers,  the Compensation  Committee recommended, and the Board of Directors subsequently ratified, the fiscal 2006 year end bonus levels for the  executive  officers of the Company.  Set forth below is a report submitted by the Compensation Committee of the Board of Directors addressing our compensation  policies for the fiscal year ended July 29, 2006 as they  affected our executive officers.

COMPENSATION PHILOSOPHY

      The goals of the executive compensation program are to attract, retain and
award  executive   officers  that   contribute  to  our  success.   Compensation
opportunities  are  aligned  with  our  business  objectives.  The  compensation programs are designed to motivate  executive  officers to meet annual  corporate objectives and performance goals and enhance long-term shareholder value.

                                      -28-

      Working  with the Company in designing  and  administering  the  executive compensation  program,  the Compensation  Committee strives to balance short and
long-term  incentive   objectives  and  use  prudent  judgment  in  establishing
objectives and  performance  criteria,  evaluating  performance  and determining
actual  incentive  awards.  The  Compensation   Committee  believes  that  stock
ownership by executive  officers is beneficial in aligning the common  interests of management and shareholders to enhance shareholder value.

COMPONENTS OF EXECUTIVE COMPENSATION

      The  three  components  of our  executive  compensation  program  are base salary,  annual  bonus  and  stock  option  grants.  These  three  elements  are structured by the Compensation  Committee to cumulatively  provide our executive officers  with  levels  of total  compensation  consistent  with  our  executive compensation philosophy described above.

      Our executive salary levels are intended to be consistent with competitive salary  levels and job  responsibilities  of each  executive.  Salary  increases reflect  competitive and economic trends, our overall financial  performance and the performance of the individual executive.

RELATIONSHIP OF COMPANY PERFORMANCE TO EXECUTIVE COMPENSATION

      The Compensation Committee takes into account the executives'  performance in special  projects  undertaken  during the past fiscal year,  contribution  to improvements in our financial situation,  development of new products, marketing strategies,  manufacturing efficiencies and other factors. During the last year, the  Compensation  Committee  focused  particularly  on progress with respect to improvement in the Company's working capital  management,  progress with respect to returning the Company to  profitability  and the  development  of a long-term strategic  plan for the Company that provides a platform for growth and a return to shareholders.

      Satisfaction  of  certain  performance  criteria  (including   initiative,
contribution  to  overall  corporate  performance  and  managerial  ability)  is evaluated  after informal  discussions  with other members of the Board and, for all of the executives other than the Chief Executive Officer,  after discussions with the Chief Executive Officer.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      Walter  Schneider was appointed Chief Executive  Officer of the Company on
October 10, 2003 at an annual base salary of $275,000.  Mr.  Schneider's  annual base  salary  for the  fiscal  year  ended  July  29,  2006  was  $300,000.  The
Compensation  Committee  believes that Mr. Schneider's salary was reasonable and consistent with competitive salary levels. Pursuant to the Company's Fiscal 2006
Senior Management  Incentive Plan discussed below, the amount of Mr. Schneider's annual  bonus was based  primarily  on the  Company's  achievement  of financial targets in its operating plan and,  secondarily,  on Mr. Schneider's  management abilities in directing  the Company's  progress  with respect to its  previously
announced  legal,   regulatory  and  financial  reporting  matters  as  well  as continuing to develop the Company's business.

                                      -29-

COMPENSATION OF EXECUTIVE OFFICERS

      In addition to the factors  mentioned above, the Compensation  Committee's general  approach in setting  executive  officer  compensation  is to seek to be competitive  with other companies in our industry and to get the best talent for the management  position.  In determining  bonuses,  the Compensation  Committee reviews the Company's performance as a whole as well as each executive officer's achievement.

      On December  19, 2005,  the Board of Directors of the Company  adopted the
Fiscal 2006  Senior  Management  Incentive  Plan (the "2006  Plan")  formally to provide  incentives to senior  management  of the Company and its  subsidiaries, including certain of the Company's executive officers,  in the form of incentive
payments  for  achieving   certain   performance  goals  established  for  them.
Participants in the 2006 Plan who are executive officers of the Company included
Walter F. Schneider,  President and Chief  Executive  Officer of the Company and
Mark A. Koch,  Principal  Accounting  Officer,  Treasurer  and  Secretary of the
Company.  No other  executive  officers of the Company  participated in the 2006
Plan.

      Under the 2006 Plan, a specific  pre-defined  revenue goal (the "Incentive
Plan Goal") and  individual  performance  standards  must have been  attained in order for  participants  to  qualify  for  incentive  payments.  The amount of a participant's  payout under the 2006 Plan was  determined as a percentage of the
participant's  annual  base  salary  (the  "Incentive  Percentage"),   with  the
Incentive  Percentage  being different  depending upon the  participant's  level within the organization.  Incentive  Percentages for participants under the 2006
Plan range from 10% to 40% of the participant's  annual base salary.  The amount of a  participant's  payment  under the 2006  Plan is  subject  to  proportional adjustment in the event actual  results are at least 90% of the  Incentive  Plan
Goal,  and in the event that actual results exceed the Incentive Plan Goal (with a maximum  payment  of 1.5 times an  employee's  Incentive  Percentage).  If the actual results were less than 90% of the Incentive  Plan Goal,  then no payments would be made under the 2006 Plan.

      The  maximum  Incentive  Percentage  that  could  have been  earned by Mr.
Schneider under the 2006 Plan was 40%, and the  corresponding  maximum incentive payment  under  the 2006  Plan  for Mr.  Schneider  was  $120,000.  The  maximum
Incentive Percentage that could have been earned by Mr. Koch under the 2006 Plan was 30%, and the corresponding maximum incentive payment under the 2006 Plan for
Mr. Koch was $49,500.

      There were no incentive  payments awarded to the executive officers of the
Company under the 2006 Plan.

      On December  19, 2005,  the Board of Directors of the Company  approved an
Incremental  Executive Incentive Plan (the "Incremental Plan") for Mr. Schneider
for the 2006 fiscal year.  Under the  Incremental  Plan, Mr.  Schneider would be paid $20,000 for each $2 million of gross revenue that the Company recognizes in the 2006 fiscal year over a certain  revenue  budget goal set for the year.  The maximum  payment  to Mr.  Schneider  under the  Incremental  Plan was  $120,000.
Eligibility to receive such payments was contingent upon the Company maintaining or exceeding a certain  consolidated  gross margin  target  throughout  the 2006 fiscal year.

                                      -30-

      There were no incentive  payments awarded to the executive officers of the
Company under the Incremental Plan.

      Stock options are awarded to the executives by the Compensation Committee.
In determining the size of option awards for a particular executive officer, the
Compensation  Committee considers the amount of stock options previously awarded to other executive officers in a like position,  the amount of unexercised stock
options  held  by  such   executive  in  addition  to  the  other   compensation
considerations discussed above.

      The  Compensation  Committee feels that actions taken regarding  executive
compensation   are   appropriate   in  view  of  the  individual  and  corporate
performance.

      In the event total  compensation  for any named executive  officer exceeds the $1 million  threshold at which tax  deductions  are limited  under  Internal
Revenue Code Section 162(m),  the Compensation  Committee intends to balance tax deductibility of executive  compensation  with its  responsibility to retain and motivate  executives with competitive  compensation  programs.  As a result, the
Compensation  Committee  may  take  such  actions  as it deems to be in the best
interests   of  the   shareholders,   including:   (i)  provide   non-deductible
compensation above the $1 million threshold;  (ii) require deferral of a portion of the bonus or other  compensation  to a time when payment may be deductible by the Company;  and/or (iii) modify existing programs to qualify bonuses and other performance-based compensation to be exempt from the deduction limit.

      The  information  contained in this report by the  Compensation  Committee shall not be deemed to be "soliciting  material" or "filed" or  incorporated  by reference in future filings with the  Commission,  or subject to the liabilities of  Section  18 of the  Exchange  Act,  except to the  extent  that the  Company specifically  incorporates  it by  reference  into a  document  filed  under the
Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

                                    General Merrill A. McPeak (Chair)
                                    James A. Risher
                                    James R. Henderson

PERFORMANCE GRAPH

      The  following  graph  compares  the  yearly   percentage  change  in  the
cumulative  shareholder  return on the Common Stock with The Nasdaq Market Index and the peer group index for the Standard  Industrial  Classification Code ("SIC
Code") 3844 for the period  commencing  July 27, 2001 and ending July 28,  2006.
The peer  group for SIC Code 3844  (X-Ray  Apparatus  and Tubes)  consists  of 3 companies and includes:  American Science  Engineering  Inc.,  Hologic Inc., and
Sirona Dental Systems, Inc. The graph assumes that $100 was invested on July 27,

                                      -31-

2001 in the Common  Stock and in each of the other  indices and assumes  monthly reinvestment of all dividends.

                      COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
                  COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                              ------------------------ FISCAL YEAR ENDING ---------------------
COMPANY/INDEX/MARKET           7/27/2001  8/03/2002  8/02/2003  7/31/2004  7/30/2005  7/29/2006

DEL GLOBAL TECH CORP              100.00     242.31     173.08     200.00     208.38     130.77
X-RAY APPARATUS & TUBES           100.00     266.96     232.15     301.83     433.68     752.72
NASDAQ US ONLY                    100.00      67.71      87.61      97.65     112.47     111.32

      This stock price  performance  graph shall not be deemed to be "soliciting material" or "filed" or  incorporated  by  reference in future  filings with the
Commission,  or subject to the  liabilities  of Section 18 of the Exchange  Act, except to the extent that the Company specifically  incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      The Audit Committee selects our independent registered public accountants.
BDO  Seidman,  LLP  served  as  the  Company's  independent   registered  public
accountant for the fiscal year ended July 29, 2006.

      It is  anticipated  that a  representative  of BDO  Seidman,  LLP  will be present at the Meeting.  Such  representative will be afforded an opportunity to make a statement  at the Meeting if he so desires  and he will be  available  to respond to appropriate questions from shareholders during the Meeting.

      AUDIT FEES

      The aggregate fees billed by BDO Seidman,  LLP for  professional  services rendered  for the  audit of our  annual  financial  statements  set forth in our
Annual Report on Form 10-K for the fiscal years ended July 29, 2006 and July 30,
2005 and for the reviews of the  interim  financial  statements  included in our
Quarterly  Reports  on Form 10-Q for  those  fiscal  years  were  $277,000,  and
$250,000, respectively.

      AUDIT-RELATED FEES

      There were no fees billed by BDO Seidman,  LLP for Audit-Related  services for the fiscal years ended July 29, 2006 and July 30, 2005.

                                      -32-

      TAX FEES

      The  aggregate  fees billed by BDO  Seidman,  LLP for tax services for the fiscal  years ended July 29, 2006 and July 30, 2005 were  $139,737  and $78,445, respectively.  In both fiscal  years,  these fees  related to tax  planning  and consulting work.

      ALL OTHER FEES

      There were no fees for other  professional  services  rendered  during the fiscal years ended July 29, 2006 or July 30, 2005.

      The Audit Committee's policy is to pre-approve services to be performed by the Company's  independent  registered  public  accountants in the categories of audit  services,  audit-related  services,  tax  services  and  other  services.
Additionally,  the Audit Committee will consider on a case-by-case basis and, if appropriate,  approve specific engagements that are not otherwise  pre-approved.
The Audit  Committee has approved all fees and advised us that it has determined that the non-audit services rendered by BDO Seidman,  LLP during our most recent fiscal year are compatible with maintaining the independence of such auditors.

                            AUDIT COMMITTEE REPORT

      The Audit Committee  operates pursuant to a written charter adopted by the
Board of Directors.

      The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial  reporting  process,  as more fully described in this proxy statement.  As set forth in the Charter, our management is responsible for the  preparation,  presentation and integrity of our financial  statements,  our
accounting  and  financial  reporting   principles  and  internal  controls  and
procedures   designed  to  assure  compliance  with  accounting   standards  and
applicable laws and  regulations.  Our independent  auditors are responsible for auditing  our  financial  statements  and  expressing  an  opinion  as to  their conformity with generally accepted accounting principles.

      In the  performance  of its oversight  function,  the Audit  Committee has reviewed and discussed the audited  financial  statements with the management of the  Company  and has  discussed  matters  required  to be  discussed  by SAS 61
(Codification of Statements on Auditing Standards,  AU Section 380), as modified or supplemented,  with BDO Seidman,  LLP, the Company's independent auditors for the fiscal  year ended July 29,  2006.  The Audit  Committee  has  received  the written  disclosures  and the letter from BDO  Seidman,  LLP, as required by the
Independence Standards Board Standard No. 1, Independence Discussions with Audit
Committees, as modified or supplemented, and has discussed with BDO Seidman, LLP the  independence  of BDO Seidman,  LLP.  The Audit  Committee  also  considered whether BDO  Seidman,  LLP's  non-audit  services,  including  tax  planning and consulting, are compatible with maintaining BDO Seidman, LLP's independence.

      Based upon the reports  and  discussions  described  in this  report,  and subject  to the  limitations  on the  role  and  responsibilities  of the  Audit
Committee referred to above and in the Charter, the Audit Committee  recommended

                                      -33-

to the Board of Directors that the audited  financial  statements be included in our Annual  Report on Form 10-K for the year ended July 29, 2006,  as amended by
Amendment No. 1 thereto, filed with the Commission.

           SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                           Gerald M. Czarnecki (Chair)
                            General Merrill A. McPeak

                                      -34-

                                  ANNUAL REPORT

      All  shareholders  of record as of the Record Date have been sent,  or are concurrently  herewith  being sent, a copy of the  Company's  2006 Annual Report
(without  exhibits) and the 2006  Amendment  (without  exhibits)  which contains certified financial statements of the Company for the fiscal year ended July 29,
2006.

      ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN  WITHOUT  CHARGE A COPY OF THE
COMPANY'S  2006 ANNUAL  REPORT AND THE 2006  AMENDMENT,  INCLUDING THE COMPANY'S
CERTIFIED FINANCIAL STATEMENTS AND ANY EXHIBITS, UPON REQUEST, BY WRITING TO THE
CORPORATE  SECRETARY,  DEL GLOBAL  TECHNOLOGIES  CORP.,  11550 WEST KING STREET,
FRANKLIN PARK, ILLINOIS 60131.

STOCKHOLDER PROPOSALS

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder  proposals  that are intended to be presented at the Company's
2008  annual  meeting of  shareholders  must be  received  by the Company at the
Company's principal executive office located at 11550 West King Street, Franklin
Park,  Illinois  60131 no later than October 29, 2007 in order to be included in the proxy statement for that meeting. Stockholders wishing to nominate directors or bring a proposal  before the 2007  annual  meeting of  shareholders  (but not include it in the Company's  proxy material) must provide written notice of such nomination  or proposal to the attention of the  corporate  secretary,  no later than November 28, 2007.

DISCRETIONARY VOTING AUTHORITY

      On May  21,  1998,  the  SEC  adopted  an  amendment  to  Rule  14a-4,  as promulgated  under the Exchange Act. The amendment to Rule  14a-4(c)(1)  governs the Company's use of its discretionary  proxy voting authority with respect to a shareholder  proposal that is not addressed in the  Company's  proxy  statement.
This  amendment  provides  that if the  Company  does not  receive  notice  of a proposal at least 45 days prior to the first  anniversary of the date of mailing of the prior year's proxy  statement,  then the Company will be permitted to use its  discretionary  voting  authority  when the proposal is raised at the annual meeting,  without any discussion of the matter in the proxy statement.  The date by which such notice must be received by the Company for the 2008 annual meeting is January 12, 2008. If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the Company mails its proxy  materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised.

                                      -35-

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

      As of the date of this  Proxy  Statement,  management  knows of no matters other than those set forth herein which will be presented for  consideration  at the Meeting.  If any other  matters  properly  come before the  Meeting,  or any continuation of the Meeting pursuant to adjournment or postponement  thereof, it is the  intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

James A. Risher
President and Chief Executive Officer

February 26, 2007

                                      -36-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          DEL GLOBAL TECHNOLOGIES CORP.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 20, 2007

      The  undersigned,  a shareholder of Del Global  Technologies  Corp., a New
York corporation (the "Company"), does hereby appoint Mark A. Zorko and James A.
Risher  and each of them (with  full  power to act  alone),  the true and lawful attorneys  and  proxies  with full power of  substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the  Company  which the  undersigned  would be  entitled  to vote if  personally present at the 2007 Annual Meeting of  Stockholders of the Company to be held at the principal  executive offices of Del Global  Technologies  Corp.,  11550 West
King Street, Franklin Park, Illinois 60131 on March 20, 2007 at 10 a.m., central time, or at any adjournment or postponement thereof.

      The undersigned  hereby revokes any proxy or proxies  heretofore given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated  February 26, 2007,  and a copy of the  Company's  Annual
Report on Form 10-K and  Amendment  No. 1 thereto for the fiscal year ended July
29, 2006.

      THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREIN GIVEN.
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE COMPANY'S FOUR
(4) NOMINEES FOR DIRECTOR,  TO APPROVE THE COMPANY'S 2007  INCENTIVE  STOCK PLAN
AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN,  LLP AS THE COMPANY'S  INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR PROPOSALS 1, 2 AND 3

1.    ELECTION OF DIRECTORS:

The election of the following nominees to the Board of Directors, to serve until the 2008 Annual Meeting of Stockholders  and until their  respective  successors are elected and shall qualify:

GERALD M. CZARNECKI
JAMES R. HENDERSON
GENERAL MERRILL A. McPEAK
JAMES A. RISHER

                  WITHHOLD AUTHORITY
FOR ALL           TO VOTE FOR ALL
NOMINEES ___      NOMINEES ___                  ____________________________

                                                ____________________________

                                                ____________________________
                                                TO WITHHOLD AUTHORITY TO
                                                VOTE FOR ANY INDIVIDUAL
                                                NOMINEE(S),
                                                PRINT NAME(S) ABOVE.

2. TO APPROVE THE COMPANY'S 2007 INCENTIVE STOCK PLAN:

______  FOR   _____  AGAINST    _____  ABSTAIN

3. TO RATIFY THE APPOINTMENT OF BDO SEIDMAN,  LLP AS THE INDEPENDENT  REGISTERED
PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2007:

______  FOR   _____  AGAINST    _____  ABSTAIN

4.    DISCRETIONARY AUTHORITY:

      In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

      THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY  DIRECTIONS  HEREINBEFORE
GIVEN.  UNLESS OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT THE FOUR
(4) NOMINEES AS DIRECTORS,  TO APPROVE THE COMPANY'S 2007  INCENTIVE  STOCK PLAN
AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN,  LLP AS THE COMPANY'S  INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS.

      The undersigned  hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all action the herein named attorneys and proxies,  or any of them, or their substitutes,  may lawfully take or cause to be taken by virtue hereof.

Dated _______________________, 2007

_____________________________ (L.S.)

_____________________________ (L.S.)

      Signature(s)

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR
NAMES  APPEAR  HEREON.   WHEN  SIGNING  AS
ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
OR GUARDIAN,  PLEASE INDICATE THE CAPACITY
IN WHICH  SIGNING.  WHEN  SIGNING AS JOINT
TENANTS,  ALL PARTIES IN THE JOINT TENANCY
MUST  SIGN.  WHEN A PROXY  IS  GIVEN  BY A
CORPORATION, IT SHOULD BE SIGNED WITH FULL
CORPORATE   NAME  BY  A  DULY   AUTHORIZED
OFFICER WITH THE CORPORATE SEAL AFFIXED.

      PLEASE  MARK,  DATE,  SIGN  AND MAIL
THIS PROXY IN THE  ENVELOPE  PROVIDED  FOR
THIS  PURPOSE.  NO POSTAGE IS  REQUIRED IF
MAILED IN THE UNITED STATES.

MARK  HERE  FOR  ADDRESS  CHANGE  AND NOTE
BELOW

                                                                       EXHIBIT A

                          DEL GLOBAL TECHNOLOGIES CORP.

                            2007 INCENTIVE STOCK PLAN

      1.    PURPOSE OF THE PLAN.

      This 2007  Incentive  Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees  to  Del  Global  Technologies  Corp.,  a New  York  corporation  (the
"Company"),  and any  Subsidiary  of the Company,  within the meaning of Section
424(f) of the United  States  Internal  Revenue  Code of 1986,  as amended  (the
"Code"), persons of training,  experience and ability, to attract new directors, officers,  consultants,  advisors and employees  whose  services are  considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

      It is further  intended that certain options granted  pursuant to the Plan shall  constitute  incentive  stock options within the meaning of Section 422 of the Code (the "Incentive  Options") while certain other options granted pursuant to the Plan shall be nonqualified  stock options (the  "Nonqualified  Options").
Incentive  Options  and  Nonqualified   Options  are  hereinafter   referred  to
collectively as "Options."

      The  Company  intends  that the Plan meet the  requirements  of Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

      2.    ADMINISTRATION OF THE PLAN.

      The Board of  Directors  of the Company (the  "Board")  shall  appoint and maintain as administrator of the Plan a Committee (the  "Committee")  consisting of two or more  directors  who are  "Non-Employee  Directors"  (as such  term is defined  in Rule  16b-3)  and  "Outside  Directors"  (as such term is defined in
Section 162(m) of the Code), which shall serve at the pleasure of the Board. The
Committee,  subject  to  Sections  3, 5 and 6 hereof,  shall have full power and authority to designate  recipients of Options and restricted stock  ("Restricted
Stock") and to determine the terms and conditions of the  respective  Option and
Restricted Stock  agreements  (which need not be identical) and to interpret the provisions and supervise the  administration  of the Plan.  The Committee  shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified  Options. To the  extent  any  Option  does not  qualify  as an  Incentive  Option,  it shall constitute a separate Nonqualified Option.

      Subject to the provisions of the Plan, the Committee  shall  interpret the
Plan and all Options and  Restricted  Stock granted  under the Plan,  shall make such  rules as it deems  necessary  for the proper  administration  of the Plan,
shall  make  all  other   determinations   necessary   or   advisable   for  the
administration  of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock
granted under the Plan in the manner and to the extent that the Committee  deems desirable to carry into effect the Plan or any Options or Restricted  Stock. The act  or  determination  of a  majority  of the  Committee  shall  be the  act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee  shall be fully  effective as if it had been made by a majority  at a meeting  duly held.  Subject to the  provisions  of the
Plan, any action taken or determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

      In the event that for any reason the  Committee is unable to act or if the
Committee at the time of any grant,  award or other  acquisition  under the Plan does not consist of two or more Non-Employee  Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board,  and any such grant,  award or other  acquisition may be approved or ratified in any other manner contemplated by subparagraph (d)
of Rule 16b-3;  provided,  however, that grants to the Company's Chief Executive
Officer or to any of the Company's other four most highly  compensated  officers that are intended to qualify as  performance-based  compensation  under  Section
162(m) of the Code may only be granted by the Committee.

      3.    DESIGNATION OF OPTIONEES AND GRANTEES.

      The  persons  eligible  for  participation  in the Plan as  recipients  of
Options (the  "Optionees") or Restricted Stock (the "Grantees" and together with
Optionees,  the "Participants") shall include directors,  officers and employees of the  Company  and  consultants  subject  to  their  meeting  the  eligibility requirements  of Rule 701  promulgated  under  the  Securities  Act of 1933,  as amended (the  "Securities  Act"),  provided that  Incentive  Options may only be
granted  to  employees  of  the  Company  and  any   Subsidiary.   In  selecting
Participants,  and in  determining  the  number of shares to be  covered by each
Option or shares of Restricted Stock granted to Participants,  the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the  Participant or the  Participant's  relationship  to the
Company,  the Participant's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant's length of service,  promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or
Restricted Stock if the Committee shall so determine.

      4.    STOCK RESERVED FOR THE PLAN.

      Subject  to  adjustment  as  provided  in  Section  8  hereof,  a total of
1,000,000  shares of the Company's  Common Stock, par value $0.10 per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to Options  granted under the Plan to any  individual in any calendar  year shall not exceed  200,000  shares and the method of counting such shares  shall  conform  to  any  requirements  applicable  to  performance-based
compensation   under   Section   162(m)  of  the  Code,  if   qualification   as
performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose.
Any of such shares of Stock that may remain unissued and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the  purposes  of the Plan,  but until  termination  of the Plan the Company shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements of the Plan.  Should any Option or share of Restricted Stock expire or be canceled  prior to its exercise or vesting in full or should the number of shares of Stock to be  delivered  upon the  exercise  or  vesting  in full of an
Option or share of  Restricted  Stock be reduced for any  reason,  the shares of
Stock  theretofore  subject to such Option or share of  Restricted  Stock may be subject to future Options or shares of Restricted  Stock under the Plan,  except where such reissuance is  inconsistent  with the provisions of Section 162(m) of the Code where  qualification as  performance-based  compensation  under Section
162(m) of the Code is intended.

      5.    TERMS AND CONDITIONS OF OPTIONS.

      Options  granted  under  the  Plan  shall  be  subject  to  the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (a)  OPTION  PRICE.  The  purchase  price  of each  share  of  Stock purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The  exercise  price for each
Option  shall be subject to  adjustment  as provided  in Section 8 below.  "Fair
Market  Value"  means the  closing  price on the date of grant on the  principal securities  exchange on which shares of Stock are listed (if the shares of Stock are so  listed),  or on the  NASDAQ  Stock  Market  (if the  shares of Stock are regularly quoted on the NASDAQ Stock Market),  or, if not so listed or regularly quoted,  the mean  between the closing bid and asked  prices of publicly  traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be  available,  as reported  by any  nationally  recognized  quotation service  selected by the Company,  or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.

            (b)  OPTION  TERM.  The  term of each  Option  shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

            (c) EXERCISABILITY. Subject to Section 5(j) hereof, Options shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the  Committee at the time of grant;  provided,  however, that in the absence of any Option vesting periods designated by the Committee at the time of grant,  Options shall vest and become  exercisable as to one-quarter of the total  amount  of  shares  subject  to the  Option on each of the  first, second,  third  and  fourth  anniversaries  of the date of grant;  and  provided further  that no Options  shall be  exercisable  until such time as any  vesting limitation  required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued  validity of the exemption provided under Rule 16b-3(d)(3).

      For  purposes  of the Plan,  a Change in  Control  shall be deemed to have occurred if:

                  (i) An  acquisition  (other than directly from the Company) of any voting  securities of the Company (the "Voting  Securities") by any "Person"
(as the term  "person"  is used for  purposes  of Section  13(d) or 14(d) of the
Securities  Exchange Act of 1934, as amended (the "Exchange Act")),  immediately after which such Person has "Beneficial  Ownership"  (within the meaning of Rule
13d-3  promulgated  under the Exchange  Act) of more than fifty percent (50%) of
(1) the  then-outstanding  shares of common  stock of the  Company (or any other securities  into which such shares of common stock are changed or for which such shares of common stock are exchanged)  (the "Shares") or (2) the combined voting power of the Company's  then-outstanding Voting Securities;  PROVIDED,  HOWEVER, that in  determining  whether a Change in Control has occurred  pursuant to this paragraph (a), the acquisition of Shares or Voting  Securities in a "Non-Control
Acquisition" (as hereinafter  defined) shall not constitute a Change in Control.
A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust  forming a part  thereof)  maintained by (A) the Company or (B)
any corporation or other Person the majority of the voting power,  voting equity securities or equity interest of which is owned, directly or indirectly,  by the
Company (for purposes of this definition,  a "Related Entity"), (ii) the Company or any Related  Entity,  or (iii) any Person in connection  with a  "Non-Control
Transaction" (as hereinafter defined);

                  (ii)  The  individuals  who,  as of the  Effective  Date,  are members of the board of directors of the Company (the "Incumbent Board"),  cease for any reason to  constitute at least a majority of the members of the board of directors of the Company or,  following a Merger (as hereinafter  defined),  the board of  directors  of (x) the  corporation  resulting  from such  Merger  (the
"Surviving Corporation"),  if fifty percent (50%) or more of the combined voting power of the then-outstanding  voting securities of the Surviving Corporation is not  Beneficially  Owned,  directly or indirectly,  by another Person (a "Parent
Corporation")  or (y) if there is one or more than one Parent  Corporation,  the ultimate  Parent  Corporation;  PROVIDED,  HOWEVER,  that, if the  election,  or nomination  for  election  by the  Company's  common  stockholders,  of any  new director was approved by a vote of at least  two-thirds of the Incumbent  Board, such new director shall, for purposes of the Plan, be considered a member of the
Incumbent Board;  and PROVIDED,  further,  HOWEVER,  that no individual shall be considered a member of the Incumbent Board if such individual  initially assumed office as a result  of an  actual  or  threatened  solicitation  of  proxies  or consents by or on behalf of a Person  other than the board of  directors  of the
Company (a "Proxy  Contest"),  including by reason of any agreement  intended to avoid or settle any Proxy Contest; or

                  (iii) The consummation of:

                        (a) A merger, consolidation or reorganization
(1) with or into the  Company  or (2) in which  securities  of the  Company  are issued (a  "Merger"),  unless  such  Merger is a  "Non-Control  Transaction."  A
"Non-Control Transaction" shall mean a Merger in which:

                              (i) the  stockholders  of the Company  immediately
                  before such  Merger own  directly  or  indirectly  immediately following  such  Merger at least  fifty  percent  (50%) of the combined voting power of the outstanding  voting securities of
                  (x)  the  Surviving   Corporation,   if  there  is  no  Parent
                  Corporation  or (y) if  there is one or more  than one  Parent
                  Corporation, the ultimate Parent Corporation;

                              (ii)  the  individuals  who  were  members  of the
                  Incumbent  Board  immediately  prior to the  execution  of the agreement  providing  for such  Merger  constitute  at least a majority of the members of the board of  directors  of (x) the
                  Surviving Corporation,  if there is no Parent Corporation,  or
                  (y) if there is one or more than one Parent  Corporation,  the ultimate Parent Corporation; and

                              (iii) no Person  other than (1) the  Company,  (2)
                  any Related Entity,  or (3) any employee  benefit plan (or any trust forming a part thereof) that,  immediately  prior to the
                  Merger,  was maintained by the Company or any Related  Entity, or (4) any  Person  who,  immediately  prior to the Merger had
                  Beneficial  Ownership of twenty  percent  (20%) or more of the then outstanding Shares or Voting  Securities,  has Beneficial
                  Ownership,  directly or indirectly, of twenty percent (20%) or more of the combined  voting power of the  outstanding  voting securities or common stock of (x) the  Surviving  Corporation, if fifty percent (50%) or more of the combined voting power of the  then  outstanding  voting  securities  of  the  Surviving
                  Corporation is not Beneficially Owned,  directly or indirectly by a Parent  Corporation,  or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

                        (b) A complete liquidation or dissolution of the
Company; or

                        (c) The sale or other disposition of all or
substantially  all of the assets of the Company and its subsidiaries  taken as a whole to any  Person  (other  than (x) a  transfer  to a Related  Entity,  (y) a transfer under conditions that would constitute a Non-Control Transaction,  with the disposition of assets being regarded as a Merger for this purpose or (z) the distribution  to the Company's  stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing,  a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired  Beneficial  Ownership of more  than the  permitted  amount  of the then  outstanding  Shares or Voting
Securities as a result of the acquisition of Shares or Voting  Securities by the
Company  which,  by  reducing  the  number of Shares or Voting  Securities  then outstanding,  increases the proportional  number of shares Beneficially Owned by the Subject Persons;  PROVIDED, that if a Change in Control would occur (but for the  operation  of this  sentence) as a result of the  acquisition  of Shares or
Voting  Securities  by the  Company  and,  after such share  acquisition  by the
Company,  the Subject  Person  becomes the  Beneficial  Owner of any  additional
Shares  or  Voting  Securities  and  such  Beneficial  Ownership  increases  the percentage  of the then  outstanding  Shares or Voting  Securities  Beneficially
Owned by the Subject Person, then a Change in Control shall occur.

            (d) METHOD OF EXERCISE.  Options to the extent then  exercisable may be exercised in whole or in part at any time during the option period, by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair  Market  Value of the Stock)
which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld  shares of Stock having a Fair Market Value equal to the exercise  price of the Option,  or (iii) by a combination  of the foregoing, such Fair Market  Value  determined  by  applying  the  principles  set forth in
Section 5(a),  provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares  surrendered  to the Company is at least equal to such exercise price and except with respect to (ii) above,  such method of payment will not cause a disqualifying disposition of all or a portion of the
Stock  received  upon  exercise  of an  Incentive  Option.  Notwithstanding  the forgoing,  an  Optionee  may not take any  actions  that are  prohibited  by the
Sarbanes-Oxley  Act of 2002 and the rules  and  regulations  promulgated  by the
Securities and Exchange  Commission or any agency thereunder.  An Optionee shall have the right to dividends  and other rights of a  stockholder  with respect to shares  of Stock  purchased  upon  exercise  of an  Option  at such  time as the
Optionee (i) has given written  notice of exercise and has paid in full for such shares,  and (ii) has  satisfied  such  conditions  that may be  imposed  by the
Company with respect to the withholding of taxes.

            (e) NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be exercised  solely by the Optionee  during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee,  (ii) a member of the Optionee's immediate family (or a trust for his or her benefit) or
(iii) pursuant to a domestic  relations order. Any attempt to transfer,  assign, pledge or  otherwise  dispose  of, or to subject  to  execution,  attachment  or similar process,  any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

            (f)  TERMINATION  BY  DEATH.  Unless  otherwise  determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be  exercised  pursuant  to  Section  14(d)  hereof) or until the expiration  of the  stated  term of such  Option  as  provided  under  the Plan, whichever period is shorter.

            (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any  Subsidiary  terminates  by reason of total and  permanent  disability,  any
Option held by such Optionee may  thereafter be exercised,  to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after  three  (3)  months  after  the  date  of such  termination  of employment  or service  (or, if later,  such time as the Option may be exercised pursuant to Section 14(d)  hereof) or the  expiration of the stated term of such
Option,  whichever period is shorter;  PROVIDED,  HOWEVER, that, if the Optionee dies within such three (3) month  period,  any  unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable  at the time of death for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be exercised  pursuant to
Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

            (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the  extent it was  exercisable  at the time of such  Retirement  (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised  after three (3) months after the date of such  termination  of employment  or service  (or, if later,  such time as the Option may be exercised pursuant to Section 14(d)  hereof) or the  expiration of the stated term of such
Option, whichever date is earlier; provided, however, that, if the Optionee dies within such three (3) month period, any unexercised Option held by such Optionee shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of  death,  for a period of one (1) year  after the date of such  death
(or,  if later,  such time as the Option may be  exercised  pursuant  to Section
14(d)  hereof)  or for the  stated  term of such  Option,  whichever  period  is shorter.

      For  purposes  of this  paragraph  (h),  "Normal  Retirement"  shall  mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan,  age 65, and "Early  Retirement"  shall mean  retirement  from  active  employment  with the  Company or any  Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan, age 55.

            (i) OTHER TERMINATION.  Unless otherwise determined by the Committee upon grant,  if any Optionee's  employment with or service to the Company or any
Subsidiary  terminates for any reason other than death,  disability or Normal or
Early Retirement, the Option shall thereupon terminate,  except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of thirty (30) days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any  Subsidiary  or Affiliate is  terminated  by the
Company  or such  Subsidiary  without  cause  (the  determination  as to whether termination  was for  cause to be made by the  Committee).  The  transfer  of an
Optionee  from the  employ of or  service  to the  Company  to the  employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination  of employment or service for purposes of the Plan.

            (j) LIMIT ON VALUE OF INCENTIVE  OPTION.  The aggregate  Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

            (k)  GRANTS TO  FOREIGN  EMPLOYEES.  The terms of grants to  foreign employees  may vary from the terms of this  Section  5  provided  that the terms shall only be more restrictive than any term in this Section 5.

      6.    TERMS AND CONDITIONS OF RESTRICTED STOCK.

      Restricted  Stock  may be  granted  under  this  Plan  aside  from,  or in association  with,  any  other  award  and  shall be  subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

            (a) GRANTEE  RIGHTS.  A Grantee  shall have no rights to an award of
Restricted  Stock unless and until  Grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock subject to the  non-transferability and forfeiture restrictions described in Section 6(d) below.

            (b)  ISSUANCE  OF  CERTIFICATES.  The  Company  shall  issue  in the
Grantee's  name a  certificate  or  certificates  for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

            (c)  DELIVERY  OF  CERTIFICATES.   Unless  otherwise  provided,  any
certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

            (d) FORFEITABILITY,  NON-TRANSFERABILITY OF RESTRICTED STOCK. Shares
of Restricted  Stock are  forfeitable  until the terms of the  Restricted  Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the  Committee has specified  such  restrictions  have lapsed.
Unless otherwise  provided by the Committee at or after grant,  distributions in the form of  additional  shares or property  in respect of shares of  Restricted
Stock shall be subject to the same  restrictions  as such  shares of  Restricted
Stock.

            (e) CHANGE OF CONTROL. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding
Restricted  Stock,  in whole or in part, as determined by the Committee,  in its sole discretion.

            (f) TERMINATION OF EMPLOYMENT.  Unless  otherwise  determined by the
Committee at or after grant,  in the event the Grantee  ceases to be an employee or otherwise  associated  with the Company for any other  reason,  all shares of
Restricted  Stock  theretofore  awarded  to  him  which  are  still  subject  to restrictions shall be forfeited and the Company shall have the right to complete the blank stock  power.  The  Committee  may  provide  (on or after  grant) that restrictions  or forfeiture  conditions  relating to shares of Restricted  Stock will be waived in whole or in part in the event of  termination  resulting  from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      7.    TERM OF PLAN.

      No Option or shares of Restricted  Stock shall be granted  pursuant to the
Plan on or after the date that is ten years from the effective date of the Plan, but Options or shares of Restricted Stock theretofore  granted may extend beyond that date.

      8.    CAPITAL CHANGE OF THE COMPANY.

      In   the   event   of   any   merger,    reorganization,    consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's
proportionate   interest  shall  be  maintained  (to  the  extent  possible)  as immediately  before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other  adjustments as may be required under the tax laws so that any  Incentive  Options  previously  granted  shall  not be  deemed modified  within  the  meaning  of  Section  424(h)  of  the  Code.  Appropriate adjustments  shall  also be made in the  case of  outstanding  Restricted  Stock granted under the Plan.

      The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

      9.    PURCHASE FOR INVESTMENT/CONDITIONS.

      Unless the  Options  and shares  covered by the Plan have been  registered under the Securities Act, or the Company has determined  that such  registration is unnecessary,  each person exercising or receiving Options or Restricted Stock under  the Plan may be  required  by the  Company  to give a  representation  in writing that he is acquiring the  securities  for his own account for investment and not with a view to, or for sale in connection  with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

      10.   TAXES.

            (a) The Company may make such provisions as it may deem appropriate, consistent  with  applicable  law, in connection  with any Options or Restricted
Stock  granted  under  the Plan with  respect  to the  withholding  of any taxes
(including income or employment taxes) or any other tax matters.

            (b) If any Grantee, in connection with the acquisition of Restricted
Stock, makes the election permitted under Section 83(b) of the Code (that is, an election  to  include  in gross  income  in the  year of  transfer  the  amounts specified  in Section  83(b)),  such  Grantee  shall  notify the  Company of the election with the Internal Revenue Service pursuant to regulations  issued under the authority of Code Section 83(b).

            (c) If any  Grantee  shall make any  disposition  of shares of Stock issued pursuant to the exercise of an Incentive  Option under the  circumstances described  in Section  421(b) of the Code  (relating  to  certain  disqualifying dispositions),  such Grantee shall notify the Company of such disposition within ten (10) days hereof.

      11.   EFFECTIVE DATE OF PLAN.

      The Plan shall be effective on February 22, 2007; provided,  however, that if, and only if,  certain  options are  intended to qualify as  Incentive  Stock
Options,  the  Plan  must  subsequently  be  approved  by  majority  vote of the
Company's stockholders no later than February 21, 2008, and further, that in the
event   certain   Option   grants   hereunder   are   intended   to  qualify  as
performance-based compensation within the meaning of Section 162(m) of the Code, the  requirements as to shareholder  approval set forth in Section 162(m) of the
Code are satisfied.

      12.   AMENDMENT AND TERMINATION.

      The Board may  amend,  suspend,  or  terminate  the Plan,  except  that no amendment  shall be made that would impair the rights of any  Participant  under any Option or Restricted  Stock  theretofore  granted without the  Participant's consent,  and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

            (a)  materially  increase  the  number of shares  that may be issued under the Plan, except as is provided in Section 8;

            (b) materially  increase the benefits  accruing to the  Participants under the Plan;

            (c)  materially  modify  the  requirements  as  to  eligibility  for participation in the Plan;

            (d) decrease the exercise price of an Incentive  Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market
Value per share of Stock on the date of grant thereof;

            (e)  extend  the term of any  Option  beyond  that  provided  for in
Section 5(b); or

            (f)  except as  otherwise  provided  in  Sections  5(c),  5(l) and 8 hereof,  reduce the exercise  price of outstanding  Options or effect  repricing through cancellations and re-grants of new Options.

      Subject to the  forgoing,  the Committee may amend the terms of any Option theretofore  granted,  prospectively or  retrospectively,  but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

      It is the  intention of the Board that the Plan comply  strictly  with the provisions  of  Section  409A of the Code and  Treasury  Regulations  and  other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the  Committee  shall  exercise its  discretion  in granting  awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without,  in the case of an award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

      13.   GOVERNMENT REGULATIONS.

      The Plan,  and the grant and  exercise  of  Options  or  Restricted  Stock hereunder,  and the  obligation of the Company to sell and deliver  shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations,  and to such approvals by any governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

      14.   GENERAL PROVISIONS.

            (a)  CERTIFICATES.  All  certificates  for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

            (b)  EMPLOYMENT  MATTERS.  Neither the  adoption of the Plan nor any grant or award  under  the Plan  shall  confer  upon any  Participant  who is an employee of the Company or any Subsidiary any right to continued  employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary,  as the case may be, nor shall it interfere in any way with  the  right of the  Company  or any  Subsidiary  to  terminate  the employment of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

            (c)  LIMITATION OF  LIABILITY.  No member of the  Committee,  or any officer or employee of the Company acting on behalf of the  Committee,  shall be personally liable for any action,  determination or interpretation taken or made in good faith with  respect to the Plan,  and all members of the  Committee  and each and any officer or employee of the Company acting on their behalf shall, to the extent  permitted by law, be fully  indemnified and protected by the Company in respect of any such action, determination or interpretation.

            (d)  REGISTRATION OF STOCK.  Notwithstanding  any other provision in the Plan,  no Option  may be  exercised  unless and until the Stock to be issued upon the exercise  thereof has been registered under the Securities Act of 1933, as amended,  and  applicable  state  securities  laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States. The
Company shall not be under any obligation to register under  applicable  federal or state  securities  laws any Stock to be issued upon the exercise of an Option granted  hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject to such  Option,  although the Company may in its sole discretion register such Stock at such time as the Company shall determine.
If the Company chooses to comply with such an exemption from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

      15.   NON-UNIFORM DETERMINATIONS.

      The  Committee's   determinations  under  the  Plan,  including,   without
limitation,  (i) the  determination of the Participants to receive awards,  (ii)
the form,  amount and timing of such awards,  (iii) the terms and  provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be  made  by it  selectively  among  Participants  who  receive,  or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

      16.   GOVERNING LAW.

      The  validity,  construction,  and  effect  of the Plan and any  rules and regulations  relating to the Plan shall be  determined  in  accordance  with the internal laws of the State of Delaware,  without  giving effect to principles of conflicts of laws, and applicable federal law.

                                                   DEL GLOBAL TECHNOLOGIES CORP.
                                                               February 22, 2007